                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           Mind Arrow Systems, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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

[LOGO] MINDARROW SYSTEMS

                           101 Enterprise, Suite 340
                         Aliso Viejo, California 92656


Dear Shareholder:

     On behalf of your Board of Directors and Management, you are cordially invited to attend the Annual Meeting of Shareholders to be held on Thursday, August 30, 2001, at 10:00 a.m., at the offices of the Company, located at 101 Enterprise, Suite 340, Aliso Viejo, California.

     The enclosed Notice and Proxy Statement contain details concerning the business to come before the meeting. You will note that the Board of Directors of the Company recommends a vote "FOR" the election of the nominated directors to serve until the next Annual Meeting of Shareholders and "FOR" the amendments to the 2000 Stock Option Plan.

     Whether or not you attend the Annual Meeting, please vote as soon as possible by returning the enclosed proxy card. Your vote is important, and voting by written proxy will ensure your representation at the Annual Meeting. You may revoke your proxy in accordance with the procedures described in the Proxy Statement at any time prior to the time it is voted.

     It is important that your shares be represented and voted at the Annual Meeting even if you cannot attend in person. Please sign, date, and return your proxy card in the enclosed envelope.

     Thank you for your continued support.

                              Cordially,


                              /s/ Robert I. Webber

                              Robert I. Webber
                              President and Chief Executive Officer

                            MINDARROW SYSTEMS, INC.

                                  ___________

                   Notice of Annual Meeting of Shareholders
                          To Be Held August 30, 2001

                                  ___________

To Our Shareholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of MindArrow Systems, Inc., a Delaware corporation (the "Company"), will be held on Thursday, August 30, 2001 at 10:00 a.m. at the offices of the Company, located at Summit Office, 101 Enterprise Suite 340, Aliso Viejo, California, for the following purposes:

     1. To elect directors to serve for the ensuing year and until their successors are duly elected and qualified;

     2. To approve certain amendments to the Company's 2000 Stock Option Plan, including an amendment to increase the number of shares available under the plan and an amendment to increase the annual individual grant limit under the plan;

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on July 5, 2001 are entitled to receive notice of and to vote at the Annual Meeting or at any adjournment of the meeting.

     All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she previously returned a proxy.

                              By Order of the Board of Directors,


                                 /s/ Quynh N. Trinh

                              Quynh N. Trinh
                              Secretary

Aliso Viejo, California
July 20, 2001

--------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT

        IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE
          REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS
         PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

PROXY STATEMENT........................................................   1
QUESTIONS AND ANSWERS..................................................   1
PROPOSAL NO.1:  ELECTION OF DIRECTORS..................................   4
     Nominees..........................................................   4
     Board Meetings and Committees.....................................   6
     Director Compensation.............................................   7
     Executive Officers................................................   7
     Executive Compensation............................................   8
SUMMARY COMPENSATION TABLE.............................................   8
     Fiscal 2000 Stock Option Grants to Executives.....................   9
     Stock Option Exercises And Year-End Value Table...................  10
     Employment Agreements.............................................  10
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.........  10
TRANSACTIONS WITH MANAGEMENT AND OTHERS................................  13
COMPENSATION COMMITTEE.................................................  14
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION................  14
     Impact of Section162(m) of the Internal Revenue Code..............  15
     Conclusion........................................................  15
AUDIT COMMITTEE INDEPENDENCE...........................................  16
AUDIT COMMITTEE REPORT.................................................  16
     Audit Fees........................................................  16
     All Other Fees....................................................  17
     Independent Public Accountants....................................  17
STOCK PERFORMANCE GRAPH................................................  17
PROPOSAL NO. 2:  APPROVAL OF AMENDMENTS TO THE 2000 STOCK OPTION PLAN..  19
     Summary Description of the 2000 Plan..............................  19
     Vote Required.....................................................  22
WHERE YOU CAN FIND MORE INFORMATION....................................  23
OTHER MATTERS..........................................................  23

     Section 16(a) Beneficial Ownership Reporting Compliance...........  23
     Annual Report to Shareholders.....................................  23
     Advance Notice Procedures for Next Year's Annual Meeting..........  24
     Other Business....................................................  24

                            MINDARROW SYSTEMS, INC.
                           101 Enterprise Suite 340
                        Aliso Viejo, California  92656
                                (949) 916-8705

                                  ___________


                                PROXY STATEMENT

                                  ___________

     The enclosed proxy is solicited on behalf of the Board of Directors of MindArrow Systems, Inc., a Delaware corporation ("MindArrow" or the "Company"), for use at MindArrow's annual meeting of shareholders (the "Annual Meeting") to be held on Thursday, August 30, 2001 at 10:00 a.m., and at any adjournments thereof. The purposes of the Annual Meeting are set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the offices of the Company, located at 101 Enterprise Suite 340, Aliso Viejo, California. These proxy solicitation materials were mailed on or about July 20, 2001 to all shareholders entitled to vote at the Annual Meeting.

                             QUESTIONS AND ANSWERS

  Q:  What may I vote on?

      A:   (1)  The election of nominees to serve on the Board of Directors; and

           (2) The approval of certain amendments to the Company's 2000 Stock Option Plan, including an amendment to increase the number of shares available under the plan and an amendment to increase the annual individual grant limit under the plan.

  Q:  How does the Board recommend I vote on the proposals?

      A:   The Board of Directors recommends a vote FOR each proposal.

  Q:  Who is entitled to vote?

      A: Shareholders as of the close of business on July 5, 2001 (the "Record Date") are entitled to vote at the Annual Meeting.

  Q:  How do I vote?  Can I revoke my proxy later?

      A: Sign and date each proxy card you receive and return it in the prepaid envelope. You have the right to revoke your proxy at any time before the Annual Meeting by:

          (1) notifying the Secretary of the Company in writing;
          (2) voting in person; or
          (3) returning a later-dated proxy card.

  Q:  Who will count the vote?

      A: U.S. Stock Transfer Corporation, the Company's transfer agent, will count the votes and act as the inspector of election.

  Q:  What shares are included on the proxy card(s)?

      A: The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

  Q:  What does it mean if I get more than one proxy card?

      A: If your shares are registered differently and are in more than one account, or if you own more than one class of shares, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, U.S. Stock Transfer Corporation or, if your shares are held in "street name," by contacting the broker or bank who holds your shares.

  Q:  How many shares can vote?

      A: As of the Record Date, 11,456,666 shares of Common stock, 1,004,949 shares of Series B Preferred stock, and 779,775 shares of Series C Preferred stock, the only voting securities of the Company, were issued and outstanding. Every holder of Common stock is entitled to one vote for each share of Common stock held; and each share of Series B and Series C Preferred entitles the holder to one vote per share of Preferred stock held, except when voting on an as converted basis with holders of Common stock. When voting on an as converted basis, Preferred shares are entitled to that number of votes equal to the number of shares of Common stock into which the share of Series B or Series C Preferred is convertible as of the Record Date. The conversion ratio of the Series B Preferred is currently one-to-one, and the conversion ratio of the Series C Preferred is currently one-to-two.

  Q:  What is a "quorum"?

      A: A "quorum" is a majority of the outstanding shares entitled to vote. They may be present in person or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

  Q:  What is required to approve each proposal?

      A: For the election of directors, the Series B Preferred shares are entitled to elect one director and the Series C Preferred shares are entitled to elect two directors. The remaining directors will be elected by the shares of Common stock, and the Series B and Series C Preferred shares voting on an as converted basis. Once a quorum has been established, the nominees for director who receive a plurality of the shares and as converted shares entitled to vote in their election will be selected as the directors of the Company.

           Directors are elected by a plurality of votes cast. Shareholders may not cumulate their votes for any one of the nominees for election as directors, provided, however, that under Section 2115 of the California Corporations Code (which is currently applicable to the Company), a shareholder may cumulate votes in the election of directors if the candidates' names have been placed in nomination prior to the voting and the shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate the shareholder's votes, in which case all shareholders may cumulate their votes.

           To approve the amendments to the 2000 Stock Option Plan, a majority of the shares represented at the Annual Meeting, either in person or by proxy, on an as converted basis, must be voted in favor of the proposal.

           If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

  Q:  What happens if I abstain?

      A: Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes. For proposals requiring an affirmative vote of a majority of the shares present, an abstention is equivalent to a "no" vote.

  Q:  How will voting on any other business be conducted?

      A: Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to the proxyholders, Robert I. Webber and Michael R. Friedl, to vote on such matters at their discretion.

  Q:  Who are the largest principal shareholders?

      A: For information regarding holders of more than 5% of the outstanding Common stock, see "Security Ownership of Certain Beneficial Owners and Management."

  Q:  How will the Company solicit proxies?

      A: U.S. Stock Transfer Corporation, the Company's transfer agent, has been engaged to assist in the distribution of proxy materials and solicitation of votes. We estimate that our costs will be approximately $4,000. We also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders. Proxies may also be solicited in person, by telephone, or by facsimile by directors, officers, and employees of the Company without additional compensation.

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

                            (Item 1 on Proxy Card)

     At the Annual Meeting, six directors are to be elected. The holders of the Series B Preferred are entitled to elect one person to serve on the Company's board of directors, and holders of the Series C Preferred are entitled to elect two persons to serve on the Company's board of directors. The remaining members of the board are to be elected by the holders of Common stock and by the holders of Series B and Series C Preferred voting on an as converted basis.

     The Series B Preferred director nominee is Joel Schoenfeld. The Series C Preferred nominees are Thomas Quick and Joseph Matlock. The Common director nominees are Thomas Blakeley, Robert Webber and Bruce Maggin.

     Unless otherwise instructed, the proxyholders will vote the proxies received by them for the six nominees named above. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present board of directors to fill the vacancy. It is not presently expected that any of the nominees named below will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them in a manner to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxyholders. The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until a successor has been elected and duly qualified.

Nominees

     Biographical summaries and ages as of the date hereof of individuals nominated by the board of directors for election as directors are provided below. See "Security Ownership of Certain Beneficial Owners and Management" for data with respect to the number of shares beneficially owned by each of them, directly or indirectly, as of the Record Date. There is no family relationship among any directors or executive officers of the Company.

                                                                                                        Director
              Name, Principal Occupation and Directorships                                      Age       Since
              --------------------------------------------                                      ----      -----
Thomas J. Blakeley, Director                                                                     42         1999

Mr. Blakeley co-founded MindArrow Systems, and currently serves as Chairman of the board. Mr. Blakeley served as President, Chief Executive Officer and Chairman of the
Board of MindArrow until June 2000, and as Co-Chairman of the Board until April 2001.
From 1998 until founding the Company, Mr. Blakeley served as Vice President of Marketing for Zap International, which was subsequently acquired by eCommercial.com. From 1996 to
1998, he served as director of marketing and sales for Cubic Videocomm, creators of CVideo
-Mail. From 1987 until 1996, he was a principal of Blakeley & Associates, a marketing consulting and training organization which produced training seminars for marketing executives. From 1991 until 1996, he was also the president of Travel Edge Solutions, a company which he founded.

                                                                                                        Director
              Name, Principal Occupation and Directorships                                      Age       Since
              --------------------------------------------                                      ----      -----
Robert I. Webber, Chief Executive Officer, President, and Director                               42         2000

Mr. Webber joined the Company in June 2000 as President, Chief Operating Officer
and a director of the Company and was appointed Chief Executive Officer on June 30,
2000. From 1998 until joining MindArrow, Mr. Webber served as president, CEO and director of Silicon Film Technologies, a developer of digital imaging software and hardware products, for which he continues to serve on the board of directors. From
1997 to 1998, Mr. Webber was president and a director of Inari Inc. (formerly
Intelogis), a Novell spin-off that develops and sells power-line networking products for the OEM and consumer markets. Mr. Webber also serves on the board of directors of
NewCore Networks, a developer of telecom switching equipment in Silicon Valley. From
1993 to 1997, he was an executive at the international management consulting firm
McKinsey & Company. Previously, he worked as a corporate and securities attorney at
Skadden, Arps, Slate, Meagher & Flom. Mr. Webber holds a B.A. from Brigham Young
University, a J.D. from Columbia Law School, and an M.B.A. from the Harvard Business
School.

Joel Schoenfeld, Director                                                                        50        2000

Mr. Schoenfeld was elected to our board of directors in June 2000. Mr. Schoenfeld has been a principal of Schoenfeld Consulting since April 2000. From 1989 until March 2000, he served as Senior Vice President and General Counsel of BMG Entertainment. From 1977
until 1989, he served as Executive Vice President and General Counsel of the Recording
Industry Artists Association. He currently serves on the board of directors of TouchTunes
Music Corporation and he has been elected to the board of directors of Thinkpath, Inc. Mr.
Schoenfeld also currently serves as a member of the executive board and central board of directors of IFPI, the international trade federation for the worldwide music business and the Music for Youth Foundation. He holds a B.A. in Political Science and International
Relations from Syracuse University and a J.D. from New York Law School. Mr. Schoenfeld was elected to our board as a representative of the Series B Preferred shareholders.

Thomas C. Quick, Director                                                                        46         2000

Mr. Quick, who joined our board on August 3, 2000, is President, Chief Operating
Officer and a director of Quick & Reilly/Fleet Securities, Inc., successor to The
Quick & Reilly Group, Inc., a holding company for four financial services businesses. Mr. Quick has held this position since 1996. From 1985 to 1996, he was President of Quick & Reilly, Inc., a national discount brokerage firm. Mr.
Quick serves as a trustee for the Securities Industry Foundation for Economic Education.
He is also a member of the board of directors of Best Buddies, and a member of the board of trustees, the investment advisory board and the endowment committee for St.
Jude Children's Hospital. He is a trustee and treasurer of the National Corporate
Theater Fund, the United World Colleges and the Alcoholism Council of New York, and
a Trustee of Fairfield University. He is a graduate of Fairfield University.

                                                                                                        Director
              Name, Principal Occupation and Directorships                                      Age       Since
              --------------------------------------------                                      ----      -----
Joseph N. Matlock, Jr., Director                                                                 52         2001

Mr. Matlock, who joined our board in February 2001, has been the chairman and CEO of Iliad Partners since 1998, and is currently an active board member of several
Texas-based technology investment entities.  Mr. Matlock also serves as a director and on the audit and compensation committees of DSI Toys, Inc., and has served as a director and consultant for Texas Heritage Bank, which was recently acquired by
Regions Financial Corp.  He is the founder of Afford America Inc., which specializes in land development and home ownership for the working poor.  Prior to undertaking his present duties, Mr. Matlock served as chairman, president and CEO of Franklin
Federal, from 1987 to 1994, and as executive vice president of Bank of
America-Texas, from 1996 to 1998. Mr. Matlock received his BBA and MBA from the
University of Texas at Austin, and now serves at his alma mater as senior advisor to the College of Business Administration and advisor to the College of Fine Arts.  Mr.
Matlock was elected to our board as a representative of the Series C Shareholders.

Bruce Maggin                                                                                     58           --

Mr. Maggin is currently a principal of The H.A.M. Media Group, LLC, a media investment company, and Chief Executive Officer of TDN, Inc. (d/b/a at TV Media,
Inc.), a marketer of interactive television advertising.  Prior to forming The
H.A.M. Media Group, Mr. Maggin headed the Capital Cities/ABC Multimedia Group, one of the five divisions of Capital Cities/ABC, Inc.  Mr. Maggin joined ABC originally in 1970 as part of the company's corporate planning department.  He left ABC to work as a merger and acquisition consultant for a major Wall Street bank and subsequently became Vice President of Ziff Corporation, the parent company of Ziff-Davis
Publishing and Broadcasting.  He returned to ABC in 1982.  Mr. Maggin has been a member of the Board of Directors of several companies including cable networks,
Lifetime and ESPN, and the software companies Creative Wonders and O.T. Sports.  He is currently a Director of Phillips-Van Heusen Corporation (NYSE: PVH) and Chief
Executive of TDN, Inc.  Mr. Maggin is a member of the New York State Bar.  He received a BA degree from Lafayette College and JD and MBA degrees from Cornell
 University.

     The Board of Directors recommends that the shareholders vote "FOR" the six nominees listed above. Proxies received will be voted for each of the nominees unless shareholders specify otherwise in the proxy.

Board Meetings and Committees

     The board of directors of the Company held a total of six meetings during the fiscal year ended September 30, 2000. During that period, no incumbent director who was then a member of our board attended fewer than 75% of the sum of the total number of meetings of the board of directors and the total number of meetings of all committees of the board of directors on which that director served. See "Director Compensation" for information on the compensation of non-employee directors. The board of directors has an Audit Committee and a Compensation Committee, but does not have a nominating committee or any committee performing a similar function.

     The audit committee consists of Messrs. Schoenfeld, Matlock and Quick. The audit committee recommends to the board of directors the appointment of independent auditors, reviews and approves the scope of the annual audit and other non-audit services performed by the independent auditors, reviews the findings and recommendations of the independent auditors and periodically reviews major accounting policies and significant internal accounting control procedures. The Audit Committee did not hold any meetings during fiscal 2000. The Audit Committee is also responsible for maintaining a line of communication between the Board of Directors and the Company's independent accountants.

     The Compensation Committee, which currently consists of Messrs. Webber, Schoenfeld and Matlock, is primarily responsible for making recommendations to the board of directors regarding the Company's executive compensation policy and incentive compensation for employees and consultants to the Company. In addition, the Compensation Committee administers our 1999 Stock Option Plan and our 2000 Stock Option Plan. The Compensation Committee did not hold any meetings during fiscal 2000.

Director Compensation

     We may reimburse directors for reasonable expenses pertaining to attending meetings, including travel, lodging and meals but we do not pay directors cash compensation for their services as directors. Messrs. Quick, Schoenfeld and Matlock have each been granted options to purchase 50,000 shares of our Common stock, vesting quarterly over three years, at prices ranging from $5 to $8. Additionally, Messrs. Quick, Schoenfeld and Matlock have each been granted options to purchase 10,000 shares of our Common stock for Audit Committee service; Messrs. Schoenfeld and Matlock have each been granted options to purchase 10,000 shares of our Common stock for Compensation Committee service; and Mr. Schoenfeld has been granted an option to purchase 15,000 shares of our Common stock for service on a Special Committee. The stock options granted to Messrs. Quick, Matlock and Schoenfeld for committee service have an exercise price of $2.00, and vest quarterly over one year, and the stock options granted to Mr. Schoenfeld for Special Committee service vested immediately on the date of grant.

Executive Officers

     The following information is provided with respect to the Company's current executive officers.

     Robert I. Webber, age 42, was appointed Chief Executive Officer in June 2000. See "ELECTION OF DIRECTORS - Nominees" for his background.

     Michael R. Friedl, CPA, age 37, Chief Financial Officer, Treasurer. Mr. Friedl joined the Company as Chief Financial Officer and Treasurer in May 1999. Prior to joining us, Mr. Friedl served as President of DialRight Software, Inc., a database utility company for which he continues to serve as a member of its board of directors. Prior to joining DialRight, Mr. Friedl was the Chief Financial Officer of V-Systems, Inc., a software company that spun out DialRight as a separate venture. From 1995 to 1997, Mr. Friedl served as Chief Financial Officer for publicly held Grip Technologies, Inc., an Irvine, California manufacturer of golf club components. Previously, Mr. Friedl worked in public accounting, most recently for Arthur Andersen & Co. where he served as an Audit Manager. Mr. Friedl holds a BBA from Kent State University and is a Certified Public Accountant licensed in Ohio and California.

     Steve J. Lair, age 57, Vice President of Sales and Marketing. Mr. Lair joined us as Vice President of Sales and Marketing in April 2001. Prior to joining us, he served as vice president of Phoenix Technologies' PC Business Unit, and as the founder and CEO of a software technology company, which he sold. From May 1995 to April 1997, Mr. Lair served as vice president of worldwide marketing and sales for Texas Instruments Inc, supervising a global sales and marketing force of more than 800 people. From February 1992 to April 1995, Mr. Lair was vice president of marketing for Toshiba America. Mr. Lair previously served as vice president and director of Dataquest's MicroComputer Systems Group, and directed the firm's worldwide personal computer and software research and consulting practice. Previously, he worked for 15 years in various sales and marketing management positions for Hewlett Packard. Mr. Lair holds a Bachelor of Science degree in Engineering and an MBA in International Marketing from California State University, Northridge.

Executive Compensation

     The following table sets forth information concerning compensation for the period ended September 30, 1999 and the year ended September 30, 2000 received by our Chief Executive Officer; our former Chief Executive Officer; and five of our other most highly compensated executive officers who were serving as executive officers during the 2000 fiscal year. These individuals are referred to as the "Named Executive Officers" here and elsewhere in this Proxy Statement.

                           SUMMARY COMPENSATION TABLE

Name and Principal Position                        Year       Salary        Bonus         Other         Options
----------------------------                       ----       ------        -----         -----         -------
Robert I. Webber,
President and Chief Executive Officer /(1)/..     2000         $ 80,000       --         $100,000/(2)/      300,000


Michael R. Friedl,
Chief Financial Officer and Treasurer........     2000         $168,958       --               --            50,000
                                                  1999/(3)/      38,333     3,000              --           100,000

Donald J. Howren,
Executive Vice President of Sales /(4)/......     2000         $144,183        --              --            90,000

Richard R. McEwan,
Chief Technology Officer/(5)/................     2000         $142,375        --              --               --
                                                  1999/(3)/      45,000      2,000             --           226,000

Mark Grundy,
President - Travel & Leisure Division/(6)/...     2000         $223,250        --              --           100,000
                                                  1999/(3)/      64,000     10,000             --           175,000

Thomas J. Blakeley,
Director /(7)/...............................     2000         $223,042        --           22,917/(8)/         --
                                                  1999/(3)/      65,667        --              --               --

Eric A. McAfee,
Director /(9)/..............................      2000         $155,917        --           66,250/(10)/        --
                                                  1999/(3)/      48,667        --              --               --

----------------
(1)  Mr. Webber joined the Company in June 2000.

(2) Represents a payment for consulting services rendered by Mr. Webber prior to his employment with the Company.

(3)  Partial year from March 26, 1999 (inception) to September 30, 1999.

(4) Mr. Howren joined the Company in January 2000 and left the Company in May 2001.

(5)  Mr. McEwan left the Company in April 2001.

(6)  Mr. Grundy left the Company in December 2000.

(7) Effective June 2000, Mr. Blakeley resigned as Chief Executive Officer, but continues to serve on our board.

(8) Represents payments for consulting services rendered by Mr. Blakeley. Effective December 2000, Mr. Blakeley's position as a consultant was terminated.

(9)  Effective June 2000, Mr. McAfee resigned as an officer of the Company.

(10) Represents payments for consulting services rendered by Mr. McAfee. Effective December 2000, Mr. McAfee's position as a consultant to the Company was terminated. Effective April 6, 2001, Mr. McAfee resigned from the Board of Directors.

Fiscal 2000 Stock Option Grants to Executives

     The following table sets forth for each of the Named Executive Officers certain information concerning stock options granted during fiscal 2000.

                                       Number of        % of Total                                            Potential  Realization
                                       Securities         Options                     Market                    Value at Assumed
                                       Underlying       Granted to      Exercise     Price on                 Annual Rates of Stock
                                        Options        Employees in    Price Per      Grant    Expiration    Price Appreciation for
            Name                        Granted            2000          Share        Date        Date            Option Term
-------------------------------       ------------     ------------    ----------   --------   ----------   ---------------------
                                                                                                              5%         10%
                                                                                                            ------     ---------
Robert I. Webber................       300,000/(1)/         22%         $  8.00       $ 8.00       2005    $816,230    $1,851,746
Michael R. Friedl...............        50,000/(2)/          4%           12.50        12.50       2004     212,560       482,226
Donald J. Howren................        90,000/(2)/          7%            8.00         8.00       2005     244,869       555,524
Richard R. McEwan...............           --               --              --           --         --          --            --
Mark Grundy.....................        50,000/(3)/          4%           12.50        12.50       2006     172,676       381,569
                                        50,000/(4)/          4%           10.00        10.00       2006     170,048       385,781
Thomas J. Blakeley..............           --               --              --           --        --           --            --
Eric A. McAfee..................           --               --              --           --        --           --            --

     Potential realizable values are net of exercise price, but before the payment of taxes associated with exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future Common stock prices. These amounts represent assumed rates of appreciation in the value of the Common stock from the fair market value on the date of grant. Actual gains, if any, on stock option exercises are dependent on the future performance of our Common stock and overall stock market conditions. The amounts reflected in the table may not necessarily be achieved.

-----------------
(1) This option was granted in August 2000, 25,000 shares of which vested on the date of grant, with the remainder vesting quarterly over three years.

(2) These options were granted in December 1999 and vested one-third in December 2000 with the remainder vesting quarterly over the following two years.

(3) This option was granted in December 1999 and is fully vested.

(4) This option was granted in June 2000 and was forfeited on December 31, 2000 when Mr. Grundy left the Company.

Stock Option Exercises And Year-End Value Table

     The following table reflects the number of shares covered by both exercisable and non-exercisable stock options as of September 30, 2000 for the Named Executive Officers. Values for "in-the-money" options represent the spread between the exercise price of existing options and the market value for our Common stock on September 30, 2000, which was $7 per share.

                                       Shares                          Number of Securities           Number of Unexercised In-the
                                    Acquired on         Value         Underlying Unexercised                Money Options at
               Name                   Exercise        Realized    Options at September 30, 2000            September 30, 2000
---------------------------------    -----------     ----------   ------------------------------    --------------------------------
                                                                 Exercisable    Unexercisable      Exercisable      Unexercisable
                                                                ------------    -------------      -----------     ---------------
Robert I. Webber.................       --              --            25,000       275,000               --              --
Michael R. Friedl................      7,500         $46,406          69,166        73,334            $414,996        $140,004
Donald J. Howren.................       --              --             --           90,000               --              --
Richard R. McEwan................       --              --            191,671       34,329           1,150,026         209,974
Mark Grundy......................       --              --            275,000       50,000           1,050,000           --
Thomas J. Blakeley...............       --              --             --            --                  --              --
Eric A. McAfee...................       --              --             --            --                  --              --

-----------------

Employment Agreements


     As of September 30, 2000, each of the Named Executive Officers was a party to a Change in Control Agreement with us, which provides for payment of two years' salary to the executive if we are acquired by another company and he loses his job for other than cause, as defined in the agreement.

     In addition, effective June 2000, we entered into a three-year employment contract with Robert Webber, our President and CEO. Mr. Webber's employment agreement provides for a base salary of $240,000 per year and payment in the amount of one year's salary if we terminate his employment for other than cause. In addition, the contract provides a $1 million life insurance policy. Further, Mr. Webber received a payment of $100,000 for consulting services provided prior to his employment and an $85,000 loan, which will be forgiven over the course of three years. If he leaves us during the three year term, any remaining balance shall be due and payable.

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of the Record Date, information relating to the beneficial ownership of Common stock by each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common stock, by each director and nominee for director, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option, warrant, or other right. Unless otherwise noted, the Company believes that each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table. As of the Record Date, there were 11,456,666 shares of Common stock, 1,004,949 shares of Series B and 779,775 shares of Series C preferred stock outstanding.

Common Stock:

                          Name and Address of Owner /(1)/                               Number of Shares of      Percent of Class
                                                                                         Common Stock/(2)/
----------------------------------------------------------------------------------      ----------------------   ------------------
Thomas J. Blakeley, Director.......................................................           1,281,161                11.1%

Robert I. Webber, President, CEO, Director /(3)/...................................             554,600                 4.6

Joel Schoenfeld, Director /(4)/....................................................              34,713                 0.3

Thomas C. Quick, Director /(5)/....................................................              54,500                 0.5

Joseph N. Matlock, Jr. Director....................................................               8,333                 0.1

Michael R. Friedl, CFO, Treasurer /(6)/............................................             107,168                 0.9

All directors and executive officers taken as a group /(7)/........................           2,040,475                16.7

Clyde Berg.........................................................................             800,333                 7.0
 10050 Bandley Drive, Cupertino, California 95014

Privet Row, Inc. /(8)/.............................................................             610,375                 5.1
 950 Mo Pac Expressway, Barton Oaks Plaza, Suite 100, Austin, Texas 78746

Series B Preferred:

                          Name and Address of Owner /(1)/                               Number of Shares of      Percent of Class
                                                                                      Series B Preferred/(2)/
-----------------------------------------------------------------------------------   -------------------------  ------------------
Robert I. Webber, President, CEO, Director.........................................             250,000                24.9 %

Joel Schoenfeld, Director..........................................................               3,375                 0.3

All directors and executive officers taken as a group..............................             253,375                25.2

Alignment Capital Management, LLC..................................................             125,000                12.4
 One American Center, 600 Congress Ave., Suite 200, Austin, Texas 78701

Series C Preferred:

                             Name and Address of Owner                                  Number of Shares of      Percent of Class
                                                                                      Series C Preferred/(2)/
-----------------------------------------------------------------------------------   -----------------------    ----------------
Thomas C. Quick, Director..........................................................             20,000                2.6%

All directors and executive officers taken as a group..............................             20,000                2.6

Privet Row, Inc. /(9)/.............................................................            180,000               23.1
 950 Mo Pac Expressway, Barton Oaks Plaza, Suite 100, Austin, Texas 78746

Highline Capital /(10)/............................................................            100,000               12.8
 1270 Avenue of the Americas, 12/th/ Floor, Rockefeller Center, New York, New
 York 10020

AC-eCom Two LP.....................................................................             80,000               10.3
 One American Center, 600 Congress Ave., Suite 200, Austin, Texas 78701

Privet MindArrow Partners LP /(11)/................................................             80,000               10.3
 950 Mo Pac Expressway, Barton Oaks Plaza, Suite 100, Austin, Texas 78746

PSINet Consulting Solutions Holdings, Inc..........................................             80,000               10.3
 4400 Post Oak Parkway, Suite 1100, Houston, Texas 77027-3413

Point West Ventures................................................................             60,000                7.7
 1700 Montgomery, Suite 250, San Francisco, California 94111

Control Simon, LLC.................................................................             60,000                7.7
c/o William E. Simon & Sons
310 South Street, P.O. Box 1913, Morristown, New Jersey  07962

International Network Group........................................................             52,000                6.7
 1279 Lake Worth Lane, N. Palm Beach, Florida 33408

Kevin & Ulla Parker................................................................             40,000                5.1
 941 Park Ave, New York, New York 10028

___________________

(1) Except as otherwise noted, the address for each person is c/o MindArrow Systems, Inc., 101 Enterprise, Suite 340, Aliso Viejo, California 92656.

(2) Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock listed as beneficially owned by them. A person is deemed to be the beneficial holder of securities that can be acquired within 60 days from the Record Date upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by including shares, underlying options or warrants which are exercisable currently, or within 60 days following the Record Date, and excluding shares underlying options and warrants held by any other person.

(3) 25,000 and 278,600 of these shares result from warrants and options, respectively, that are exercisable within 60 days.

(4) 338 and 30,000 of these shares result from warrants and options, respectively, that are exercisable within 60 days.

(5) 2,000 and 12,500 of these shares result from warrants and options, respectively, that are exercisable within 60 days.

(6) All of these shares result from options that are exercisable within 60 days.

(7) 27,338 and 493,601 of these shares result from warrants and options, respectively, that are exercisable within 60 days.

(8) 31,250 and 360,000 of these shares are issuable upon the conversion of Series B and Series C Preferred Stock, respectively. 219,125 of these
     shares result from warrants that are exercisable within 60 days.   Of the
     360,000 shares issuable upon conversion of Series C Preferred Stock, 160,000 shares are directly held by Privet MindArrow Partners LP. Of the 219,125 shares issuable upon the exercise of warrants that are exercisable within 60 days of the Record Date, 16,000 shares represent shares issuable upon the exercise of warrants that are directly held by Privet MindArrow Partners LP. Privet Row, Inc. has voting and dispositive power over the shares and warrants held by Privet MindArrow Partners LP.

(9) 80,000 of these shares are directly held by Privet MindArrow Partners LP. Privet Row, Inc. has voting and dispositive power over these shares.

(10) 30,000 of these shares are beneficially owned by Highline Capital International, an affiliate of Highline Capital.

(11) Privet Row, Inc. has voting and dispositive power over these shares.


                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     During the last fiscal year, there were certain transactions that occurred between the Company and its officers and directors, which are reported below. With respect to each transaction, the Company has determined that the terms of each arrangement were no less fair to the Company than those which could have been obtained from unaffiliated persons.

     In September 1999, we entered into a non-cancelable five-year sublease for a satellite office in Cupertino, California. The sublease called for minimum monthly rental payments ranging from $10,091 per month at the start of the lease and gradually increasing to $13,358 per month by the end of the lease. The sublessor was a company related to Clyde Berg, a significant shareholder and Eric McAfee, a former officer and director. The sublease terms were identical to the terms of the sublessor's lease with the landlord. Effective July 31, 2000, we closed our Cupertino office and were permitted to cancel the lease without penalty.

     In June 2000, Eric McAfee resigned as Executive Vice President. Concurrently, we canceled his employment contract and entered into a consulting contract under which he was to be paid $265,000 per year through September 30, 2002. The Company terminated, effective December 31, 2000, the consulting contract. Mr. McAfee was paid $44,167 in cash and the amount due under the indemnity agreement described below was reduced by $370,205.

     On June 30, 2000, Thomas Blakeley resigned as Chief Executive Officer. Concurrently, we canceled his employment contract and entered into a consulting contract under which he was to be paid $285,000 per year through September 30, 2002. In December 2000, we cancelled the consulting contract and issued a non-interest bearing note payable through March 2002. Additionally, in January 2001, options to purchase 57,000 shares of Common stock at an exercise price of $5 per share were granted in connection with this contract cancellation.

     In September 2000, we paid $1.5 million to settle a pending lawsuit. Pursuant to an indemnity agreement, Eric McAfee agreed to indemnify us for $1,703,000 representing the $1.5 million settlement and an additional $203,000 in attorney fees. Mr. McAfee's obligation to us under this indemnity agreement was reduced by $370,205 in December 2000, in connection with the termination of his consulting contract with us. Mr. McAfee satisfied the remaining obligation by tendering 296,177 shares of Common stock for cancellation.


     In February 2001, the Company determined that between May 21, 1999 and April 7, 2000 stock certificates representing 1,107,951 shares (the "Discrepant Shares") were illegally authenticated by the Company's prior transfer agent. In order to offset the impact of recognizing additional shares in the hands of innocent purchasers, Messrs. Blakeley and McAfee entered into an agreement with the Company pursuant to which they agreed to contribute for cancellation by the Company 1,107,951 shares owned by them. This contribution of shares was made concurrent with the exchange of new shares for the wrongly authenticated certificates. The agreement provides that in the event that any of the Discrepant Shares are recovered by the Company, an equivalent number of shares shall be issued to Messrs. Blakeley and McAfee. In the event that the Company recovers cash or property other than the Discrepant Shares, then the Company shall issue shares of its Common Stock for every $4.50 in property or cash recovered. In no event shall the Company be obligated to issue more than 1,107,951 shares pursuant to the agreement.

                             COMPENSATION COMMITTEE

     The Company's Compensation Committee consists of Messrs. Webber, Matlock and Schoenfeld. Mr. Webber is our President and Chief Executive Officer. Neither of Messrs. Matlock or Schoenfeld is an officer or employee of the Company.

     THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

To the Board of Directors:

     The Compensation Committee of the Board of Directors administers the Company's executive compensation program. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending it to the Board of Directors as well as administering the 1999 and 2000 Stock Option Plans. In making decisions regarding executive compensation, the Compensation Committee considers the input of the Company's management and other directors.

     The Company's executive compensation program consists of a mixture of base salary, cash bonuses, and incentive stock awards. In determining the total amount and mixture of the compensation package for each executive officer, the Compensation Committee and the Board of Directors subjectively consider the overall value to the Company of each executive officer in light of numerous factors such as competitive position, individual performance, including past and expected contribution to the Company's goals of each executive officer, and the Company's long-term needs and goals, including attracting and retaining key management personnel.

     The Compensation Committee periodically reviews the individual base salaries of the executive officers, and adjusts salaries based on individual job performance and changes in that officer's duties and responsibilities. In making salary decisions, the Compensation Committee exercises its discretion and judgment based on these factors. No specific formula is applied to determine the weight of each factor.

     Long-term incentive compensation is realized through granting of stock options to most employees, including eligible executive officers. The Company has no other long-term incentive plans. Stock options are granted by the Company to aid in the retention of employees and to align the interests of employees with those of the shareholders. In addition, the Compensation Committee believes that the grant of an equity interest serves to link management interests with shareholder interest and to motivate executive officers to make long-term decisions that are in the best interests of the Company and the shareholders as well as provides an incentive to maximize shareholder value. Stock options have value for an employee only if the price of Common stock increases above the exercise price on the grant date and the employee remains in the Company's employ for the period required for the stock option to be exercisable, thus providing an incentive to remain in the Company's employ.

Impact of Section 162(m) of the Internal Revenue Code

     The Company does not believe Section 162(m) of the Internal Revenue Code of 1986, as amended, which disallows a tax deduction for certain compensation in excess of $1 million, will generally have an effect on the Company. The Compensation Committee reviews the potential effect of Section 162(m) periodically and will consider various alternatives for preserving the deductibility of compensation payments. However, the Compensation Committee will not necessarily limit compensation to that which is deductible.

Conclusion

     The Compensation Committee has reviewed each element of compensation for each of the executive officers for fiscal 2000. The Compensation Committee reported to the Board of Directors that in the Compensation Committee's opinion, the compensation of each executive officer is reasonable in view of the Company's performance and the Compensation Committee's subjective evaluation of the contribution of each executive officer to that performance.

                                    Respectfully Submitted by the Compensation
                                    Committee of the Board of Directors

                                    Robert I. Webber


                                    Joel Schoenfeld

                                    Joseph N. Matlock

                          AUDIT COMMITTEE INDEPENDENCE

     The Company's Audit Committee consists of Messrs. Schoenfeld, Matlock and Quick. No member of the Audit Committee is either an officer or employee of the Company. The members of the Audit Committee are independent as defined in the Nasdaq listing standards.

     THE FOLLOWING REPORT OF THE AUDIT COMMITTEE AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

                             AUDIT COMMITTEE REPORT

     To: The Board of Directors:

     As members of the Audit Committee, we are responsible for oversight of all aspects of the Company's financial reporting, internal control and audit functions. We adopted a charter in October 2000, which was approved by the Board of Directors and subsequently amended in May 2001. A copy of the Audit Committee Charter, as amended, is included as Appendix A to this Proxy Statement. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Audit Committee has reviewed and discussed the audited financial statements with management.

     The Audit Committee has received the written confirmation from Grant Thornton LLP of their independence within the meaning of the Securities Act and as required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented. We have discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards 61 (Codification of Statements on Auditing Standards, AU (S) 380), as may be modified or supplemented.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended September 30, 2000.

                                    Respectfully Submitted by the Audit
                                    Committee of the Board of Directors

                                    Joel Schoenfeld

                                    Thomas Quick

                                    Joseph N. Matlock

Audit Fees

     The aggregate fees billed for professional services rendered by Grant Thornton LLP for the audit of the Company's annual financial statements for the fiscal year ended September 30, 2000 and the review of the financial statements included in the Company's Form 10-Qs for such fiscal year were approximately $41,700.

All Other Fees

     The aggregate fees for professional services rendered by Grant Thornton LLP other than the services referred to above were approximately $3,500 for the fiscal year ended September 30, 2000. The Audit Committee considered whether the provision of these services is compatible with maintaining the independence of Grant Thornton LLP.

Independent Public Accountants

     The firm of Grant Thornton LLP, the Company's independent accountants for the year ended September 30, 1999, was recommended by the Audit Committee, whose selection was approved by the Board of Directors to act in such capacity for the fiscal year ending September 30, 2000. Grant Thornton has been selected by the Board of Directors, after recommendation of the Audit Committee, to be the independent auditors for the Company for fiscal year 2001.

     Grant Thornton LLP has served as the principal independent accountants for the Company since 1999. There are no affiliations between the Company and Grant Thornton LLP, its partners, associates or employees, other than as pertain to the engagement of Grant Thornton LLP as independent accountants for the Company.

     A representative of Grant Thornton LLP will be available by telephone at the Annual Meeting, will be given the opportunity to make a statement if he so desires, and will be available to respond to appropriate questions.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Common stock of the Company with the cumulative total return of the Composite Index for The Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Index") and the following group of peer companies selected by the Company (the "Peer Group Index"): DoubleClick, Inc.; 24/7 Media, Inc.; Digital Impact, Inc.; MessageMedia Inc.; PopMail.com, Inc.; MyPoints.com, Inc. The information is provided for the period from June 30, 1999 through September 30, 2000, the end of fiscal 2000.

     This graph assumes the investment of $100 on June 30, 1999 in the Company's Common stock, the Nasdaq Index and the peer group and assumes dividends are reinvested. Measurement points are at the last trading day of the fiscal quarters represented below.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                         AMONG MINDARROW SYSTEMS, INC.
                       NASDAQ INDEX AND PEER GROUP INDEX

                                   [GRAPHIC]

                                             June 30,  Sept. 30,  Dec. 31,  Mar. 31,  June 31,  Sept. 30,
                                               1999      1999       1999      2000      2000      2000
                                             --------  ---------  --------  --------  --------  ---------
MindArrow Systems, Inc. ...................    100.0       81.3     240.6      400.0      65.0      70.0
Peer Group Index ..........................    100.0       85.5     180.1      134.2      51.1      27.0
Nasdaq Index ..............................    100.0      102.2     151.5      151.5     147.7     136.7

         ASSUMES $100 INVESTED ON JUNE 30, 1999, DIVIDENDS REINVESTED,
                    TOTAL RETURN THROUGH SEPTEMBER 30, 2000

                    PROPOSAL NO. 2:  APPROVAL OF AMENDMENTS
                         TO THE 2000 STOCK OPTION PLAN

                             (Item 2 on Proxy Card)

     At the Annual Meeting, shareholders will be asked to approve certain amendments (the "Amendments") to the 2000 Stock Option Plan (as previously amended and as modified by the Amendments, the "2000 Plan," unless the context otherwise dictates). The Board approved the Amendments, subject to shareholder approval, on May 9, 2001.

     The 2000 Plan provides for a limit on the aggregate number of shares of the Company's Common stock that may be issued or delivered pursuant to awards thereunder. The aggregate share limit is currently 1,000,000 shares. As of June 30, 2001, no shares had been issued under the 2000 Plan, 927,811 shares were subject to outstanding but unexercised options granted under the 2000 Plan, and 72,189 shares remained available for additional award purposes under the 2000 Plan (plus any shares which may become available because outstanding options expire, are cancelled, or otherwise terminate before being exercised). The 2000 Plan also currently provides that the maximum number of shares of Common Stock subject to awards that may be granted to any individual during any calendar year is 100,000 shares.

     The Amendments, if they are approved by shareholders, will increase the aggregate share limit under the 2000 Plan by an additional 1,000,000 shares, for a proposed new aggregate share limit of 2,000,000 shares (subject to customary adjustments for recapitalizations and similar events, described below). The Amendments, if they are approved by shareholders, also will increase the annual individual grant limit under the 2000 Plan by an additional 900,000 shares, for a proposed new annual individual grant limit of 1,000,000 shares (subject to customary adjustments for recapitalizations and similar events, described below).

     The Board approved the Amendments based, in part, on a belief that the number of shares that remained available for additional award grants under the 2000 Plan was insufficient to adequately provide for future incentives for the Company's management and that the annual individual grant limit did not provide sufficient flexibility for the Company to structure management incentives.

     We also maintain a 1999 Stock Option Plan (the "1999 Plan"). As of June 30, 2001, 487,500 shares had been issued under the 1999 Plan, 2,404,583 shares were subject to outstanding but unexercised options granted under the 1999 Plan, and a total of 107,917 shares remained available for grant purposes under the 1999 Plan (plus any shares which may become available because outstanding options expire, are cancelled, or otherwise terminate before being exercised). The Amendments will not affect the shares available for award purposes under the 1999 Plan.

The principal terms of the 2000 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2000 Plan, which is an appendix to the copy of this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission's Web site at http://www.sec.gov. A copy of the 2000 Plan may also be obtained by contacting Quynh N. Trinh, the Company's Secretary, at 101 Enterprise Suite 340, Aliso Viejo, California 92656 (telephone number (949) 916-8705).

     Summary Description of the 2000 Plan

     The purpose of the 2000 Plan is to promote the success of the Company by providing an additional means to attract, motivate, retain and reward key personnel, including officers and directors, through the grant of options and other awards that provide added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company.

     Awards. The 2000 Plan authorizes stock options (incentive or nonqualified) and restricted stock awards.

     Administration. The 2000 Plan is administered by either the Board or a committee of the Board (the "Administrator"). The Administrator determines the number of shares that are to be subject to awards and the terms and conditions of such awards, including the price (if any) to be paid for the shares or the award. The Board has appointed the Compensation Committee as the 2000 Plan's Administrator.

     Eligibility. Persons eligible to receive awards under the 2000 Plan include officers, directors, key employees and consultants of the Company or any of its subsidiaries. All officers and key employees of the Company, including all of the Company's Named Executive Officers, and non-employee directors of the Company are considered eligible under the 2000 Plan at the present time, subject to the power of the Administrator to determine eligible persons to whom awards will be granted.

     Limits on Awards; Authorized Shares. As referenced above, the limit on the number of shares of Common stock that may be issued or delivered pursuant to awards granted under the 2000 Plan is currently 1,000,000 shares. If shareholders approve the Amendment, this limit will be 2,000,000 shares. Also as referenced above, the maximum number of shares of Common stock subject to awards that may be granted to any individual during any calendar year is currently 100,000 shares. If shareholders approve the Amendments, this limit will be 1,000,000 shares.

     As is customary in incentive plans of this nature, the number and kind of shares available under the 2000 Plan and the then outstanding awards, as well as exercise or purchase prices, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to shareholders. Shares that are subject to or underlie awards which expire or fail to vest or which are cancelled, terminated, forfeited, or not paid or delivered under the 2000 Plan for any reason, as well as reacquired shares, become available, except to the extent prohibited by law, for additional awards under the 2000 Plan.

     The 2000 Plan will not limit the authority of the Board or the Compensation Committee to grant awards or authorize any other compensation, with or without reference to the Common stock, under any other plan or authority (including, without limitation, the 1999 Plan).

     Transfer Restrictions. Subject to certain exceptions contained in the 2000 Plan (which generally include transfer to the Company, a participant's designation of a beneficiary, and the exercise of a participant's award by the participant's legal representative in the event of the participant's disability), awards under the 2000 Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient's lifetime, only by him or her. Any amounts payable or shares issuable pursuant to an award will be paid only to the recipient or the recipient's beneficiary or representative. The Administrator may, however, permit the transfer of an award if the transferor presents satisfactory evidence that the transfer is a gift to a family member.

     Stock Options. A stock option is the right to purchase shares of Common stock at a future date at a specified price (the "exercise price" of the option). An option may either be an "incentive stock option" or a "nonqualified stock option." Incentive stock option benefits are taxed differently than nonqualified stock option benefits, as described under "Federal Income Tax Consequences" below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the Code and the 2000 Plan.

     The exercise price of options granted under the 2000 Plan will be determined by the Administrator, but, in the case of nonqualified stock options, may be no less than 85% of the fair market value of a share on the date of grant and, in the case of incentive stock options, may be no less than the fair market value of a share on the date of grant; provided, however, that the exercise price may be no less than 110% of fair market value for incentive stock options granted to an employee who owns 10% or more of the outstanding Common stock. Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Administrator (which may include cash, a check, a promissory note, notice and third party payment, or delivery of previously owned Common stock, subject to certain limitations set forth in the 2000 Plan). Options granted under the 2000 Plan may be exercised at the time or times determined by the Administrator, but in no event may options be exercised after ten years from the date of grant; provided, however, that incentive stock options granted to an employee who owns 10% or more of the outstanding Common stock may not be exercised after five years from the date of grant.

     Restricted Stock Awards. A restricted stock award is an award typically for a fixed number of shares of Common stock subject to restrictions. The Administrator specifies the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service only and/or performance standards) imposed on such shares.

     Acceleration of Awards; Possible Early Termination of Awards. Unless prior to a Change in Control Event the Administrator determines that, upon its occurrence, benefits will not be accelerated, then generally upon the Change in Control Event each option will become immediately exercisable and restricted stock will vest. A "Change in Control Event" under the 2000 Plan generally includes (subject to certain exceptions) certain mergers or consolidations, Board or shareholder approval of a liquidation of the Company or sale of substantially all of the Company's assets, or certain persons acquiring more than 50% of the combined voting power of the Company's outstanding securities.

     Effect of Termination of Employment. Options which have not yet become exercisable will generally lapse upon the date a participant is no longer employed by the Company. Options which have become exercisable generally must be exercised within 30 days after such date if the participant quits or otherwise resigns from the Company. The 30-day period is generally extended to three months for a termination of a participant's employment by the Company other than a termination for cause. The 30-day period is generally extended to one year for a termination of employment due to death, disability, or retirement. In the event a participant is discharged for cause, all options will lapse immediately upon such termination of employment. A participant's rights and benefits (if any) with respect to a restricted stock award granted under the 2000 Plan in the event of a termination of employment will be determined by the Administrator, which may make distinctions based upon the cause of termination and the nature of the award. The Administrator may increase the portion of a participant's award available to the participant in connection with a participant's termination of employment (other than a termination by the Company for cause).

     Amendments. The Board may amend or terminate the 2000 Plan at any time. Shareholder approval for an amendment will only be required (1) if such approval is required as a matter of law, or (2) if the Board determines that shareholder approval is otherwise advisable. Outstanding awards may be amended, subject, however, to the consent of the holder if the amendment materially and adversely affects the holder. Unless previously terminated by the Board, the 2000 Plan will terminate on August 2, 2010.

     Securities Underlying Awards. The market value of a share of Common stock as of July 17, 2001 was $ 1.20 per share.

     Federal Income Tax Consequences. With respect to nonqualified stock options, the Company is generally entitled to deduct an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a similar deduction either upon grant of the option or at the time the option is exercised. If incentive stock option shares are not held for specified qualifying periods, however, the difference between the fair market value of the shares at the date of exercise (or, if lower, the sale price) and the cost of such shares is taxed as ordinary income (and the Company will receive a corresponding deduction) in the year the shares are sold. Non-transferable restricted stock subject to a substantial risk of forfeiture results in income recognition only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant) and the Company will generally have a corresponding deduction at the time the participant recognizes income.

     If an award is accelerated under the 2000 Plan in connection with a change in control (as this term is used in the Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Internal Revenue Code (and certain excise taxes may be triggered). Further, if the compensation attributable to awards is not "performance-based" within the meaning of Section 162(m) of the Internal Revenue Code, the Company may not be permitted to deduct the aggregate non performance-based compensation in excess of $1,000,000 in certain circumstances.

     The above tax summary discusses general tax principles applicable to, and income tax consequences of, the 2000 Plan under current federal law, which is subject to change. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

     Specific Benefits. For information regarding options granted to directors and executive officers of the Company, see the material under the headings "Director Compensation" and "Executive Officer Compensation" above.

     The number, amount and type of awards to be received by or allocated to eligible persons in the future under the 2000 Plan cannot be determined at this time. At this time, the Company is not considering any additional awards under the 2000 Plan. If the Amendments had been in effect previously, the Company expects that the grants would not have been substantially different from those described in the sections referred to above.

     The Board believes that the additional shares to be made available under the 2000 Plan, if shareholders approve the Amendment, will promote the interests of the Company and its shareholders and continue to enable the Company to attract, retain and reward persons important to the Company's success and to provide incentives based on the attainment of corporate objectives and increases in shareholder value.

     Vote Required

     A majority of the shares of Common stock and the Series B Preferred and Series C Preferred, voting on an as converted basis with the Common stock, is required for ratification of the Amendment to the 2000 Stock Option Plan.

     Shareholders should note that because the directors are eligible to receive options under the 2000 Plan, the directors may have a personal interest in shareholder approval of this proposal. 2000 Plan, the directors may have a personal interest in shareholder approval of this proposal. However, the members of the Board believe that the Amendments to the 2000 Plan are in the best interest of the Company and its shareholders.

     The Board recommends that shareholders vote FOR the approval of the Amendments to the 2000 Plan as described above.

                      WHERE YOU CAN FIND MORE INFORMATION

     We file reports, proxy statements and other information with the Securities and Exchange Commission. Copies of the reports, proxy statements and other information filed by us may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission:

Judiciary Plaza           Citicorp Center             Seven World Trade Center
Room 1024                 500 West Madison Street     13th Floor
450 Fifth Street, N.W.    Suite 1400                  New York, New York 10048
Washington, D.C. 20549    Chicago, Illinois 60661

     Copies of these materials can also be obtained by mail at prescribed rates from the Public Reference section of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 or by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Securities and Exchange Commission maintains a website that contains reports, proxy statements and other information regarding us. The address of this website is http://www.sec.gov.

     This document does not constitute an offer to sell, or a solicitation of an offer to purchase, the Common stock of MindArrow or the solicitation of a proxy, in any jurisdiction to or from any person to whom or from whom it is unlawful to make the offer, solicitation of an offer or proxy solicitation in that jurisdiction. Neither the delivery of this document nor any distribution of securities means, under any circumstances, that there has been no change in the information set forth in this document or in the affairs of MindArrow since the date of this document.

     You should rely only on the information contained in this proxy statement or that we have referred you to. We have not authorized anyone to provide you with information that is different.

                                 OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

     Based upon our review of forms filed by directors, officers and certain beneficial owners of our common stock (the "Section 16 Reporting Persons") pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, we have identified the following filings that were filed late by the Section 16 Reporting Persons during and with respect to the fiscal year ended September 30, 2000: (i) Thomas Blakeley filed a Form 4 reporting three transactions late and an amended Form 4 reporting one additional transaction late; (ii) Eric McAfee filed one late Form 4 with respect to two transactions and an amended Form 4 reporting four additional transactions late; and (iii) Joel Schoenfeld, John Troiano and Richard McEwan were each late in filing one Form 3. We are not aware of any failures by the Section 16 Reporting Persons to file the forms required to be filed by them pursuant to Section 16 of the Exchange Act.

Annual Report to Shareholders

     Enclosed with this Proxy Statement is the Annual Report of the Company on Form 10-K for the 2000 fiscal year. Additionally, enclosed is a copy of the Company's most recent quarterly report on Form 10-Q. The Annual Report and quarterly report are enclosed for the convenience of shareholders only and should not be viewed as part of the proxy solicitation material.

Advance Notice Procedures for Next Year's Annual Meeting

     The Company hereby advises shareholders that, until further notice, proposals of shareholders that are intended to be presented at the next annual meeting of shareholders must be received by MindArrow at its principal executive offices by March 21, 2002 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting under the rules of the SEC. Any such proposals must also comply with the applicable requirements of the federal securities laws. Shareholder proposals intended to be presented at the next annual meeting of shareholders but submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 (i.e., a proposal which is not submitted for inclusion in the Company's proxy statement) must be received by MindArrow at its principal executive offices by June 8, 2002 to be considered timely under the SEC's proxy rules.

Other Business

     The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters properly come before the shareholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

Dated:  July 20, 2001

                              By Order of the Board of Directors,

                              /s/ Quynh N. Trinh

                              Quynh N. Trinh
                              Secretary

                                  APPENDIX A
                                  ----------

                            MINDARROW SYSTEMS, INC.

                            AUDIT COMMITTEE CHARTER

     1.   Formation.  The Board of Directors (the "Board") of MindArrow Systems,
          ---------
Inc. (the "Corporation") has established the Audit Committee (the "Committee") pursuant to the Delaware General Corporation Law and the Corporation's Bylaws.

     2.   Statement of purpose.  The Committee will assist the Board in
          --------------------
fulfilling its oversight responsibilities. The Committee will review the financial reporting process, the system of internal control, the audit process, and the Corporation's process for monitoring compliance with laws and regulations and its Corporate Code of Conduct. To effectively perform his or her role, each Committee member will obtain an understanding of the responsibilities of Committee membership as well as the Corporation's business, operations, and risks.

     The Committee is not responsible, in the ordinary course, for planning or conducting audits or determining that the Corporation's financial statements are accurate and are in accordance with generally accepted accounting principles. This duty is the responsibility of management and the external auditors. Nor is it the duty of the Committee to independently verify information presented to it, unless special circumstances require such verification.

     3.   Relationship With External Auditors.  The external auditors are
          -----------------------------------
ultimately accountable to the Board and the Committee, who have the authority and responsibility to select, evaluate and, where appropriate, replace the external auditors. The Committee is responsible for ensuring that the external auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the external auditors and the Corporation and for actively engaging in a dialogue with the external auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the external auditors. The Committee is also responsible for recommending that the Board take appropriate action in response to the external auditors' statement to satisfy itself of the external auditors' independence.

     4.   Composition and Qualifications.  The Committee shall be comprised of
          ------------------------------
not less than three members of the Corporation's Board. Subject to the foregoing, the exact number of members of the Committee shall be fixed and may be changed from time to time by resolution duly adopted by the Board. One of the members of the Committee shall be designated by vote of the members of the Committee as the chairperson (the "Chairperson") of the Committee. The Board shall appoint the members of the Committee to serve until their successors have been duly designated. The Board for any reason and at any time may remove members of the Committee. The Board shall fill vacancies on the Committee. The members of the Committee shall meet the standards of independence and other qualifications required by the National Association of Securities Dealers, Inc., which are set forth in Exhibit 1 hereto.

     5.   Oversight.  The Committee shall have responsibilities in the following
          ---------
areas:

          (a)  Internal Controls

               . Review with management and the external auditors the internal accounting controls and procedures, including computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown.

               . Review and instruct the external auditors to keep the Committee informed about the adequacy of the internal controls to expose any payments, transactions or procedures that might be illegal or otherwise improper fraud, about illegal acts, deficiencies in internal control, and certain other matters.

               . Inquire about internal control recommendations made by internal and external auditors and whether management has implemented them.

          (b)  Financial Reporting

               . Review significant accounting and reporting issues and judgments and their impact on the financial statements, as presented by management for the auditors.

               . Review periodically with the internal and external auditors significant risks and exposures and the plans to monitor, control and minimize such risks and exposures.

               . Review significant findings and recommendations made by the internal and external auditors and discuss them on a timely basis.

               . Instruct the external auditors to communicate to the Committee any required changes affecting the presentation of financial statements and the responsibilities of the Committee.

               . Meet with management and the external auditors to review the annual financial statements and the results of the audit.

               . Request and review an analysis by internal and external auditors about significant financial reporting issues, including any complex and/or unusual transactions, significant valuation issues, reserve adequacy and significant judgments made in the preparation of the financial statements.

               . Review and evaluate management's handling of proposed audit adjustments identified and presented to the Committee by the external auditors.

               . Review with management and require the external auditors to review the financial information included in the Corporation's interim financial statements prior to filing SEC reports, including a review by the Committee and the Corporation's external auditors of each report on Form 10-Q prior to the filing of such report by the Corporation with the SEC.

          (c)  Compliance with Laws and Regulations and Code of Conduct

               . Periodically obtain reports from management, auditors, general counsel, and tax advisor regarding regulatory compliance by the Corporation, transactions with affiliates, and other legal matters that may have a material impact on financial statements and the consideration of those matters in preparing the financial statements.

               . Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities.

               . Review the findings of any examinations by regulatory agencies.

               . Review Corporation policies and procedures for distribution of and monitoring compliance with the Corporation's Code of Conduct.

          (d)  Internal Audit

               . Review the activities, organizational structure and qualifications of the internal audit function.

               . Participate in decisions regarding appointment, replacement, reassignment, or dismissal of the director of internal audit.

               . Review the effectiveness of the internal audit function, including the scope of the internal auditors' responsibilities, their access to management and the Committee, their resources, staffing, and budget, and their follow-up experience in implementing prior audit recommendations.

          (e)  External Audit

               . Articulate the external auditors' ultimate accountability to the board and the Committee.

               . Review the external auditors' proposed audit scope and approach.

               . Review annual engagement proposal for retention of the external auditors and level of fees to be paid to external auditors.

               . Review and evaluate the performance of the external auditors and recommend to the board of directors the appointment or discharge of the external auditors.

               . Review and discuss the independence of the external auditors, the nonaudit services provided and the auditors' disclosures concerning and assertion of their independence in accordance with professional standards and as required by applicable standards.

               . Review with the external auditors any problems or difficulties they may have encountered, any management letter provided by the external auditors, and the Corporation's response to that letter, including:

                    . Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

                    . Any changes required in the planned scope of the internal audit.

               . The internal audit department responsibilities, budget and staffing.

               . Discuss the matters required to be discussed by Statement of Accounting Standards No. 61 as it may be modified or supplemented from time to time ("SAS 61").

               . Obtain from the external auditors assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

          (f)  Reporting Responsibilities

               . Regularly update the board of directors about Committee activities and make appropriate recommendations.

               . Prepare for inclusion in the proxy statement the disclosures about the Committee and its functioning required under applicable SEC rules./1/


          (g)  Other responsibilities

               . Meet with the external auditors, director of internal audit and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately.

               . If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

               . Review summary data on executive officer and director expense accounts and review related party transactions and actual or potential conflicts of interest.

               . Perform other oversight functions as requested by the full board.

               . Annually review and (if appropriate) update this charter, subject to board approval of changes.

               . Meet at least quarterly with the officer of the Corporation designated by the Board as responsible for monitoring the Corporation's relationship with its transfer agent, and review summary reports prepared by such officer regarding
                    (i) the Corporation's shareholder list and (ii) a summary of transfer instructions provided by the Corporation to its transfer agent during the preceding quarter.

     6.   Meetings
          --------

          (a)  Frequency

               The Committee shall hold regular meetings on such days as it shall determine at least four times per year. Special meetings of the Committee will be held at the request of the Chairperson of the Committee or any two other Committee members. The internal audit staff shall draft minutes of Committee proceedings and present them to the chairperson of the Committee. Following the chairperson's review, the minutes shall be presented to the Committee for

_____________________
/1/ Proxy statement disclosures include (1) a report of the audit committee disclosing whether the audit committee reviewed and discussed certain matters with management and the external auditors, received disclosures concerning and discussed their independence and whether, based on such review and discussion, it recommended to the board that the audited financial statements be included in the annual report filed with the SEC, (2) whether the audit committee has a written charter, and (3) certain information about the independence of the members and any audit committee member who is not independent, as defined in the applicable standards.

          approval. The Corporation's Secretary shall maintain the minutes and records of the proceedings of the Committee.

          (b)  Agenda

               Prior to each regularly scheduled meeting, the Committee members will receive notice of and an agenda for the meeting. Other topics for discussion may be introduced at the meeting or by notice to the Chairperson at the request of any Committee member.

          (c)  Attendance

               The Committee may regularly or from time-to-time ask corporate officers and other employees of the Corporation to attend the meetings. With the permission of the chairperson of the Committee, directors who are not members of the Committee may also attend Committee meetings.

          (d)  Procedures

               The Committee may adopt rules for its meetings and activities.
          In the absence of any such rules, the Committee actions shall be governed by the Corporation's Bylaws and applicable law, as applicable to Board meetings and activities. In all cases, a quorum of the Committee shall be a majority of the persons then serving as members of the Committee. Meetings of the Committee may be undertaken in person and telephonically.

     7.   Outside Assistance
          ------------------

     The Committee shall have the authority to request and receive access to any internal or external information it requires to fulfill its duties and responsibilities. The Committee is authorized to engage such outside professional or other services as in its discretion may be required to fulfill its responsibilities.

                                   EXHIBIT 1

              NASDAQ NATIONAL MARKET INDEPENDENCE STANDARDS AND
                          QUALIFICATION REQUIREMENTS

The Committee must consist of not less than three members of the Corporation's Board.

The qualifications of the Committee membership must be as follows:

  No member shall have any relationship to the Corporation that, in the determination of the Board, may interfere with his or her exercise of independence from management and the Corporation. The following persons shall not be considered independent:

     . A director who is, or has been in any of the past three years, an employee or officer of the Corporation or any of its affiliates;

     . A director who accepted any compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

     . A director who is an immediate family member of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer;

     . A director who is a partner in, or controlling shareholder or executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, in any of the past three years, payments (other than those arising solely from investments in the Corporation's securities) that exceed 5% of the Corporation's or business organization's consolidated gross revenues for that year or $200,000, whichever is more; and

     . A director who is employed as an executive of another entity if any of the Corporation's executives serve on that entity's compensation committee.

  Notwithstanding the foregoing, the Board may, under exceptional and limited circumstances, appoint to the Committee one individual who is not "independent" as defined above and is not a current employee or an immediate family member of such employee if the Board determines in its business judgment that membership on the Committee by the individual is required by the Corporation's and shareholder's best interests, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

     . Each member shall be able to read and understand fundamental financial statements, including a corporation's balance sheet, income statement, and cash flow statement, or shall become able to do so within a reasonable period of time after his or her appointment to the Committee.

     . At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The term "immediate family member" includes a person's spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

                            MINDARROW SYSTEMS, INC.
                           2000 STOCK INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                                                                 Page

  1.      The Plan ..............................................................................................   1

          1.1  Purpose...........................................................................................   1

          1.2  Administration and Authorization; Power and Procedure.............................................   1

          1.3  Participation.....................................................................................   2

          1.4  Shares Available for Awards; Share Limits.........................................................   2

          1.5  No Transferability; Limited Exception to Transfer Restrictions....................................   3

          1.6  Acceptance of Notes to Finance Exercise/Purchase..................................................   4

  2.      Options................................................................................................   5

          2.1  Option Grants.....................................................................................   5

          2.2  Vesting; Term; Exercise Procedure.................................................................   5

          2.3  Option Price......................................................................................   6

          2.4  Limitations on Grant and Terms of Incentive Stock Options.........................................   7

          2.5  Limits on 10% Holders.............................................................................   8

          2.6  Effects of Termination of Employment; Termination of Subsidiary Status; Discretionary Provisions..   8

          2.7  Option Repricing/Cancellation and Regrant/Waiver of Restrictions..................................  10

          2.8  Options in Substitution for Stock Options Granted by Other Corporations...........................  11

  3.      Restricted Stock Awards................................................................................  11

          3.1  Grants............................................................................................  11

          3.2  Award Agreement...................................................................................  11

          3.3  Vesting...........................................................................................  11

          3.4  Term..............................................................................................  11

          3.5  Purchase Price....................................................................................  12

          3.6  Stock Certificates; Fractional Shares.............................................................  12

          3.7  Restrictions......................................................................................  12

          3.8  Return to the Corporation.........................................................................  13

          3.9  Other Sections Applicable to Restricted Stock Awards..............................................  13

          3.10  Waiver of Restrictions...........................................................................  13

  4.      Other Provisions.......................................................................................  13

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                                 Page

          4.3  Compliance with Laws..............................................................................  16

          4.4  Tax Withholding...................................................................................  18

          4.5  Plan and Award Amendments, Termination and Suspension.............................................  19

          4.6  Privileges of Stock Ownership.....................................................................  20

          4.7  Effective Date of the Plan........................................................................  20

          4.8  Term of the Plan..................................................................................  20

          4.9  Governing Law/Severability........................................................................  20

          4.10 Captions..........................................................................................  20

          4.11 Non-Exclusivity of Plan...........................................................................  20

          4.12 No Restriction on Corporate Powers................................................................  20

          4.13 Other Company Compensation or Benefit Programs....................................................  21

  5.      Definitions............................................................................................  21

                            MINDARROW SYSTEMS, INC.
                           2000 STOCK INCENTIVE PLAN

  As amended and restated to reflect the amendment submitted to the Company's stockholders at the 2001 Annual Meeting.

1.   The Plan.
     --------

1.1  Purpose. The purpose of this Plan is to promote the success of the Company
     -------
     and the interests of its stockholders by attracting, motivating, retaining and rewarding certain officers, employees, directors and other eligible persons with awards and incentives for high levels of individual performance and improved financial performance of the Company. Capitalized terms used herein are defined in Section 5.

1.2  Administration and Authorization; Power and Procedure.
     -----------------------------------------------------

     1.2.1  Committee.  This Plan will be administered by and all Awards will be
            ---------
            authorized by the Committee. Action of the Committee with respect to its authority under this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members.

     1.2.2  Plan Awards; Interpretation; Powers of Committee. Subject to the
            ------------------------------------------------
            express provisions of this Plan and any express limitations on the delegated authority of a Committee, the Committee will have the authority to:

            (a) determine eligibility and the particular Eligible Persons who will receive Awards;

            (b) grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of Awards consistent with the express limits of this Plan, establish the installments (if any) in which such Awards will become exercisable or will vest, and the respective consequences thereof, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

            (c) approve the forms of Award Agreements, which need not be identical either as to type of Award or among Participants;

            (d) construe and interpret this Plan and any Award or other agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

            (e) cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 4.5;

            (f) accelerate or extend the exercisability or extend the term of any or all outstanding Awards within the maximum ten-year term of Awards under Sections 2.2.2 and 3.4;

            (g) determine the duration and purposes of leaves of absence that may be granted to Participants without constituting a termination of their employment for purposes of this Plan; and

            (h) make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

     1.2.3  Binding Determinations.  Any action taken by, or inaction of, the
            ----------------------
            Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

     1.2.4  Reliance on Experts. In making any determination or in taking or not
            -------------------
            taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Corporation.

     1.2.5  Delegation. The Committee may delegate ministerial, non-
            ----------
            discretionary functions to individuals who are officers or employees of the Company.

     1.2.6  No Liability. No director, officer or agent of the Company will be
            ------------
            liable for any action, omission or decision under the Plan taken, made or omitted in good faith.

1.3  Participation. Awards may be granted by the Committee only to those persons
     -------------
     that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee so determines.

1.4  Shares Available for Awards; Share Limits.
     -----------------------------------------

     1.4.1  Shares Available. Subject to the provisions of Section 4.2, the
            ----------------
            capital stock that may be delivered under this Plan will be shares of the Corporation's authorized but unissued Common Stock and any of its shares of Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

     1.4.2  Share Limits. The maximum number of shares of Common Stock that may
            ------------
            be delivered pursuant to Awards granted under this Plan will not exceed 2,000,000 shares/1/ (the "Share Limit"). The maximum number of shares subject to Options that are granted during any calendar year to any one individual will be limited to 1,000,000/1/ shares and the maximum individual limit on the number of shares in the aggregate subject to all Awards that during any calendar year are granted under this Plan to any one individual will be 1,000,000/1/ shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 4.2.

     1.4.3  Share Reservation; Replenishment and Reissue of Unvested Awards.
            ---------------------------------------------------------------
            Shares subject to outstanding Awards shall be reserved for issuance. No Award may be granted under this Plan unless, on the date of grant, the sum of (a) the maximum number of shares of Common Stock issuable at any time pursuant to such Award, plus (b) the number of shares of Common Stock that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (c) the maximum number of shares of Common Stock that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares of Common Stock that are subject to or underlie Awards that expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, will again, except to the extent prohibited by law (or the provisions of the Code, in the case of Incentive Stock Options) or the terms of this Plan, (or, in the case of Incentive Stock Options, the provisions of the Internal Revenue Code) be available for subsequent Awards under this Plan. Accordingly, shares of Common Stock issued pursuant to the terms hereof (including shares of Common Stock offset in satisfaction of applicable withholding taxes or the exercise price of an Award) in respect of an Award shall reduce on a share-for-share basis the number of shares of Common Stock remaining available under this Plan and the number of shares remaining subject to the Award.

1.5  No Transferability; Limited Exception to Transfer Restrictions.
     --------------------------------------------------------------

     1.5.1  Limit On Exercise and Transfer. Unless otherwise expressly provided
            ------------------------------
            in (or pursuant to) this Section 1.5, by applicable law and by the Award Agreement, as the same may be amended:

            (a) all Awards are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge;

            (b)   Awards will be exercised only by the Participant; and

            (c) amounts payable or shares issuable pursuant to an Award will be delivered only to (or for the account of) the Participant.


_______________________

/1/ Subject to stockholder approval at 2001 Annual Meeting.

            In addition, the shares shall be subject to the restrictions set forth in the applicable Award Agreement.

     1.5.2  Further Exceptions to Limits On Transfer. The exercise and transfer
            ----------------------------------------
            restrictions in Section 1.5.1 will not apply to:

            (a) transfers to the Corporation or, with the express written approval of the Committee, transfers by gift to "immediate family" as that term is defined in SEC Rule 16a-1(e) promulgated under the Exchange Act;

            (b) the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercises by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution; or

            (c) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant's duly authorized legal representative.

            Notwithstanding anything else in this Section 1.5.2 to the contrary, Incentive Stock Options and Restricted Stock Awards will be subject to any and all transfer restrictions under the Code applicable to such awards or necessary to maintain the intended tax consequences of such Awards.

1.6  Acceptance of Notes to Finance Exercise/Purchase.  The Corporation may,
     ------------------------------------------------
     with the Committee's approval in each specific case, accept one or more notes from any Eligible Person in connection with the exercise, purchase or acquisition of any Award; provided that any such note shall be subject to the following terms and conditions:

            (a) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise, purchase or acquisition of one or more Awards under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise, purchase or acquisition.

            (b) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of five years.

            (c) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee, but not less than the interest rate necessary to avoid the imputation of interest under the Code and to avoid any adverse accounting consequences in connection with the exercise, purchase or acquisition.

            (d) If the employment or services of the Participant by or to the Company terminates, the unpaid principal balance of the note shall become due and payable on the 30th business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions) in securities of the Corporation by the Participant subsequent to such termination.

            (e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby or other collateral, in compliance with applicable law.

            (f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with all applicable rules and regulations, including those of the Federal Reserve Board and under the Delaware Corporations Code, as then in effect.

2.   Options.
     -------

2.1  Option Grants.
     -------------

     2.1.1  Approval; Number of Shares. The Committee may grant one or more
            --------------------------
            Options under this Plan to any Eligible Person. Subject to the express provisions of this Plan, the Committee will determine the number of shares of Common Stock subject to each Option.

     2.1.2  Award Agreement. Each Option will be evidenced by an Award Agreement
            ---------------
            signed by the Corporation and, to the extent required by the Committee, by the Participant and the Participant's spouse. The Award Agreement evidencing an Option shall contain the terms established by the Committee for that Option, as well as any other terms, provisions, or restrictions that the Committee may impose on the Option or any shares of Common Stock subject to the Option.

     2.1.3  Type of Options. The Committee will designate each Option granted
            ---------------
            under this Plan as either an Incentive Stock Option or a Nonqualified Stock Option and such designation shall be set forth in the applicable Award Agreement. Any Option granted hereunder that is not designated as an Incentive Stock Option will be deemed to be designated a Nonqualified Stock Option under this Plan and not an incentive stock option under the Code. Incentive Stock Options shall be subject to the provisions of Section 2.4 in addition to the provisions hereof applicable to Options generally.

2.2  Vesting; Term; Exercise Procedure.
     ---------------------------------

     2.2.1  Vesting. An Option may be exercised only to the extent that it is
            -------
            vested and exercisable. The Committee will determine the vesting and/or exercisability provisions of each Option, which provisions will be set forth in the applicable Award Agreement. Unless the Committee otherwise expressly provides, no Option will be exercisable or will vest until at least six months after the initial

            Award Date, and once exercisable an Option will remain exercisable until the expiration or earlier termination of the Option. To the extent required to satisfy applicable securities laws and subject to
            Section 2.6, no Option (except an Option granted to an officer, director, or consultant of the Company) shall vest and become exercisable at a rate of less than 20% per year over five years after the date the Option is granted.

     2.2.2  Term. Each Option shall expire not more than 10 years after its date
            ----
            of grant. Each Option will be subject to earlier termination as provided in or pursuant to Sections 2.6 or 4.2. Any payment of cash or delivery of stock in payment of or pursuant to an Option may be delayed until a future date if specifically authorized by the Committee in writing and by the Participant.

     2.2.3  Exercise Procedure.  Any exercisable Option will be deemed to be
            ------------------
            exercised when the Corporation receives written notice of such exercise from the Participant (on a form and in such manner as may be required by the Committee), together with any required payment made in accordance with Section 2.3.2 and Section 4.4 and any written statement required pursuant to Section 4.3.

     2.2.4  Fractional Shares/Minimum Issue.  Fractional share interests will be
            -------------------------------
            disregarded, but may be accumulated. The Committee, however, may determine that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Option at one time unless the number purchased is the total number at the time available for purchase under the Option.

2.3  Option Price.
     ------------

     2.3.1  Pricing Limits.  Subject to the following provisions of this Section
            --------------
            2.3.1, the Committee will determine the purchase price per share of the Common Stock covered by each Option (the "exercise price" of the Option) at the time of the grant of the Option, which purchase price will be set forth in the applicable Award Agreement. In no case will the exercise price of an Option be less than the greater of:
                                                             -------
            (a)   the par value of the Common Stock;

            (b) in the case of a Nonqualified Stock Option and subject to clause (d) below, 85% of Fair Market Value of the Common Stock on the date of grant;
'
            (c)   in the case of an Incentive Stock Option and subject to clause
                  (d) below, 100% of the Fair Market Value of the Common Stock on the date of grant; or

            (d) in the case of an Option (incentive or nonqualified) granted to a Participant described in Section 2.5, 110% of the Fair Market Value of the Common Stock on the date of grant.

     2.3.2  Payment Provisions. The Corporation will not be obligated to deliver
            ------------------
            certificates for the shares of Common Stock to be purchased on exercise of an Option unless and until it receives full payment of the exercise price therefor, all related withholding obligations under Section 4.4 have been satisfied, and all other conditions to the exercise of the Option set forth herein or in the Award Agreement have been satisfied. The purchase price of any shares of Common Stock purchased on exercise of an Option must be paid in full at the time of each purchase in one or a combination of the following methods:

            (a)   in cash or by electronic funds transfer;

            (b) by certified or cashier's check payable to the order of the Corporation;

            (c) by notice and third party payment in such manner as may be authorized by the Committee;

            (d) by the delivery of shares of Common Stock already owned by the Participant; provided that the Committee may, in its absolute
                               --------
                  discretion, limit the Participant's ability to exercise an Option by delivering previously owned shares, and any shares of Common Stock delivered that were initially acquired from the Corporation upon exercise of a stock option or otherwise must have been owned by the Participant at least 6 months as of the date of delivery; or

            (e) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.6.

            Shares of Common Stock used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise.

2.4  Limitations on Grant and Terms of Incentive Stock Options.
     ---------------------------------------------------------

     2.4.1  $100,000 Limit. To the extent that the aggregate "Fair Market Value"
            --------------
            of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options will be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced (recharacterized as Nonqualified Stock Options) first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

     2.4.2  Other Code Limits. Incentive Stock Options may only be granted to
            -----------------
            employees of the Corporation or a Subsidiary that satisfy the other eligibility requirements of the Code. Any Award Agreement relating to Incentive Stock Options will contain or shall be deemed to contain such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

     2.4.3  ISO Notice of Sale Requirement. Any Participant who exercises an
            ------------------------------
            Incentive Stock Option shall give prompt written notice to the Corporation of any sale or other transfer of the shares of Common Stock acquired on such exercise if the sale or other transfer occurs
            (a) within one year after the exercise date of the Option, or (b) two years after the grant date of the Option.

2.5  Limits on 10% Holders.  No Option may be granted to any person who, at the
     ---------------------
     time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding stock of the Corporation (or a parent or subsidiary of the Corporation) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or a parent or subsidiary of the Corporation), unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and, in the case of an Incentive Stock Option grated to such a person, such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.6  Effects of Termination of Employment; Termination of Subsidiary Status;
     -----------------------------------------------------------------------
     Discretionary Provisions.
     ------------------------

     2.6.1  Dismissal for Cause. Unless otherwise provided in the Award
            -------------------
            Agreement and subject to earlier termination pursuant to or as contemplated by Section 2.2.2 or 4.2, if a Participant's employment by or service to the Company is terminated by the Company for Cause, the Participant's Option will terminate on the Participant's Severance Date, whether or not the Option is then vested and/or exercisable.

     2.6.2  Resignation.  Unless otherwise provided in the Award Agreement
            -----------
            (consistent with applicable securities laws) and subject to earlier termination pursuant to or as contemplated by Section 2.2.2 or 4.2, if a Participant voluntarily terminates his or her employment by or service to the Company (other than because of his or her Total Disability or Retirement):

            (a) the Participant will have until the date that is 30 days after the Participant's Severance Date to exercise his or her Option (or portion thereof) to the extent that it was vested and exercisable on the Severance Date;

            (b) the Option, to the extent not vested and exercisable on the Participant's Severance Date, shall terminate on the Severance Date; and

          (c) the Option, to the extent exercisable for the 30-day period following the Participant's Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 30-day period.

2.6.3     Layoff or Other Involuntary Termination.  Unless otherwise provided in
          ---------------------------------------
          the Award Agreement (consistent with applicable securities laws) and subject to earlier termination pursuant to or as contemplated by
          Section 2.2.2 or 4.2, if a Participant is laid off or the Participant's employment by or service to the Company is otherwise terminated at the will of the Company (other than in circumstances constituting a termination because of death, Total Disability, Retirement, or a termination by the Company for Cause):

          (a) the Participant will have until the date that is three (3) months after the Participant's Severance Date to exercise his or her Option (or portion thereof) to the extent that it was vested and exercisable on the Severance Date;

          (b) the Option, to the extent not vested and exercisable on the Participant's Severance Date, shall terminate on the Severance Date; and

          (c) the Option, to the extent exercisable for the 3-month period following the Participant's Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 3-month period.

2.6.4     Death, Disability, or Retirement. Unless otherwise provided in the
          --------------------------------
          Award Agreement (consistent with applicable securities laws) and subject to earlier termination pursuant to or as contemplated by
          Section 2.2.2 or 4.2, if a Participant's employment by or service to the Company terminates as a result of the Participant's Total Disability, death, or Retirement:

          (a) the Participant (or his or her Personal Representative or Beneficiary, in the case of the Participant's Total Disability or death, respectively), will have until the date that is 12 months after the Participant's Severance Date to exercise the Participant's Option (or portion thereof) to the extent that it was vested and exercisable on the Severance Date;

          (b) the Option, to the extent not vested and exercisable on the Participant's Severance Date, shall terminate on the Severance Date; and

          (c) the Option, to the extent exercisable for the 12-month period following the Participant's Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 12-month period.

2.6.5     Events Not Deemed a Termination of Employment. Unless Company policy
          ---------------------------------------------
          or the Committee otherwise provides, a Participant's employment or service relationship with the Company shall not be considered terminated solely due to any sick leave, military leave, or any other leave of absence authorized by the Company or the Committee; provided
                                                                       --------
          that, unless reemployment upon the
          ----
            expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Person on an approved leave of absence, continued vesting of the Award while on leave from the employ of or service with the Company may be suspended until the employees returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term of the Award set forth in the Award Agreement.

     2.6.6  Effect of Change of Subsidiary Status. For purposes of this Plan and
            -------------------------------------
            any Award, if an entity ceases to be a Subsidiary, a termination of employment or service will be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

     2.6.7  Committee Discretion. Notwithstanding the foregoing provisions of
            --------------------
            this Section 2.6, in the event of, or in anticipation of, a termination of employment or service with the Company for any reason, other than a discharge for Cause, the Committee may accelerate the vesting and exercisability of all or a portion of the Participant's Award, and/or, subject to the provisions of Sections
            2.2.2 and 4.2, extend the exercisability period of the Participant's Option upon such terms as the Committee determines and as expressly set forth in or by amendment to the Award Agreement.

     2.6.8  Determination of Severance Date. Notwithstanding the definition of
            -------------------------------
            "Severance Date," the Committee may authorize by express provision in or pursuant to an Award an extension of the date of termination of the Participant's employment by or services to the Company if the Participant's status after grant of the Award changes from one category of Eligible Person to another (for example, employee to consultant or visa versa), or in other circumstances that the Committee deems appropriate).

     2.6.9  Termination of Consulting or Affiliate Services. If the Participant
            -----------------------------------------------
            is not an Eligible Employee or a director of the Corporation, and provides services as an Other Eligible Person, the Committee shall be the sole judge of whether the Participant continues to render services to the Company, unless a written contract or the Award Agreement otherwise provides. If, in these circumstances, the Company notifies the Participant in writing that a termination of the Participant's services to the Company has occurred for purposes of this Plan, then (unless the contract or the Award Agreement otherwise expressly provides), the Participant's termination of services with the Company for purposes of this Plan shall be the date which is 10 days after the Company's mailing of the notice or, in the case of a termination for Cause, the date of the mailing of the notice.

2.7  Option Repricing/Cancellation and Regrant/Waiver of Restrictions.  Subject
     ----------------------------------------------------------------
     to Section 1.4 and Section 4.5 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person, any adjustment in the exercise price, the vesting schedule, the number of shares subject to, or the term of, an Option granted under this Plan by cancellation of an outstanding Option and a subsequent regranting of the Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means. Such amendment or other action may result in, among other changes, an exercise price that is higher or lower than the exercise price of the original or prior Option, provide for a greater or lesser number of shares of Common Stock subject to the Option, or provide for a longer or shorter vesting or exercise period.

     2.8    Options in Substitution for Stock Options Granted by Other
            ----------------------------------------------------------
            Corporations. Options may be granted to Eligible Persons under this
            ------------
            Plan in substitution for employee stock options granted by other entities, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.

     3.     Restricted Stock Awards.
            -----------------------

     3.1    Grants. The Committee may grant one or more Restricted Stock Awards
            ------
            to any Eligible Person. Subject to the provisions of this Plan, the Committee will determine the number of shares of Common Stock subject to each Restricted Stock Award. Each Restricted Stock Award will be evidenced by an Award Agreement signed by the Corporation and, to the extent required by the Committee, by the Participant and the Participant's spouse. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurances and documents as the Committee may require to enforce the restrictions thereon.

     3.2    Award Agreement. Each Restricted Stock Award Agreement will specify
            ---------------
            the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) to be paid by the Participant for the shares, the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions.

     3.3    Vesting. The restrictions imposed on the shares of Common Stock
            -------
            subject to a Restricted Stock Award will not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. To the extent required to satisfy applicable securities laws, the restrictions imposed on the shares of Common Stock subject to a Restricted Stock Award (other than an Award granted to an officer, director, or consultant of the Company, which may include more restrictive provisions) shall lapse as to such shares, subject to Section 3.8, at a rate of at least 20% of the shares subject to the Award per year over the five years after the date the Award is granted.

     3.4    Term. Any Restricted Stock Award shall either vest or be forfeited
            ----
            not more than 10 years after the date of grant. Each Restricted Stock Award will be subject to earlier termination as provided in or pursuant to Section 4.2. Any payment of cash or delivery of stock in payment for a Restricted Stock Award may be delayed until a future date if specifically authorized by the Committee in writing and by the Participant.

     3.5    Purchase Price.
            --------------

            3.5.1  Pricing Limits. Subject to the following provisions of this
                   --------------
                   Section 3.5, the Committee will determine the purchase price per share of the Common Stock covered by each Restricted Stock Award at the time of grant of the Award. In no case will such purchase price be less than the greater of:
                                                             -------

                   (a) 85% of the Fair Market Value of the Common Stock on the date of grant, or at the time the purchase is consummated; or

                   (b) 100% of the Fair Market Value of the Common Stock on the date of grant, or at the time the purchase is consummated, in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, its parent, or a Subsidiary.

            3.5.2  Payment Provisions. The Corporation will not be obligated to
                   ------------------
                   issue certificates evidencing shares of Restricted Stock pending the lapse of restrictions ("Restricted Shares') unless and until it receives full payment of the purchase price therefor and all other conditions to the purchase, as determined by the Committee, have been satisfied. The purchase price of any Restricted Shares must be paid in full at the time of the purchase in one or a combination of the methods set forth in clauses (a) through (e) in Section 2.3.2.

     3.6    Stock Certificates; Fractional Shares. Stock certificates evidencing
            -------------------------------------
            Restricted Shares will bear a legend making appropriate reference to the restrictions imposed hereunder and will be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares have lapsed and the shares have vested in accordance with the provisions of the Award and Section
            3.3 and any related loan has been repaid. Fractional share interests will be disregarded, but may be accumulated. The Committee, however, may determine that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests.

     3.7    Restrictions.
            ------------

            3.7.1  Pre-Vesting Restraints. Except as provided in Section 3.1,
                   ----------------------
                   Restricted Shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

            3.7.2  Dividend and Voting Rights. Unless otherwise provided in the
                   --------------------------
                   applicable Award Agreement, a Participant receiving a Restricted Stock Award will be entitled to cash dividend and voting rights for all Restricted Shares issued even though they are not vested, but such rights will terminate immediately as to any Restricted Shares which cease to be eligible for vesting.

          3.7.3    Cash Payments. The Award Agreement shall specify whether and
                   -------------
                   to what extent cash or other property received in respect of Restricted Shares must be returned (with or without an earnings factor) if the Restricted Shares fail to vest and must be returned to the Corporation in accordance with
                   Section 3.8.

3.8  Return to the Corporation.  Unless the Committee otherwise expressly
     -------------------------
     provides, Restricted Shares subject to a Participant's Restricted Stock Award that remain subject to restrictions at the time the Participant's employment by or service to the Company terminates, or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement, will not vest and will be reacquired by the Corporation in such manner and on such terms as the Committee provides, which terms shall include return or repayment of the lower of the Fair Market Value or the original purchase price of the Restricted Shares, without interest, to the Participant to the extent not prohibited by law. The Restricted Stock Award shall specify any other terms r conditions of the repurchase if the Award fails to vest.

3.9  Other Sections Applicable to Restricted Stock Awards .  The provisions of
     -----------------------------------------------------
     Sections 2.6.5 through 2.6.8 are applicable to Restricted Stock Awards as well as Options.

3.10 Waiver of Restrictions.  Subject to Section 1.4 and 4.5 and the specific
     ----------------------
     limitations on Restricted Stock Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person, any adjustment in the vesting schedule, or the restrictions upon or the term of, a Restricted Stock Award granted under this Plan by amendment, by substitution of an outstanding Restricted Stock Award, by waiver or by other legally valid means.

4.   Other Provisions.
     ----------------

4.1  Rights of Eligible Persons, Participants and Beneficiaries.
     ----------------------------------------------------------

     4.1.1  Employment Status. Status as an Eligible Person will not be
            -----------------
            construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

     4.1.2  No Employment/Service Contract. Nothing contained in this Plan (or
            ------------------------------
            in any other documents under this Plan or related to any Award) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause at any time. Nothing in this Section 4.1.2, or in Section 4.2.2 or 4.12, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract. An Award Agreement shall not constitute a contract of employment or service.

     4.1.3  Plan Not Funded.  Awards payable under this Plan will be payable in
            ---------------
            shares of Common Stock or from the general assets of the Corporation, and (except as provided in Section 1.4.3) no special or separate reserve, fund or deposit will be made to assure payment of such Awards. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

     4.1.4  Charter Documents. The Certificate of Incorporation and By-Laws of
            -----------------
            the Corporation, as either of them may lawfully be amended from time to time, may provide for additional restrictions and limitations with respect to the Common Stock (including additional restrictions and limitations on the voting or transfer of Common Stock) or priorities, rights and preferences as to securities and interests prior in rights to the Common Stock. To the extent that these restrictions and limitations are greater than those set forth in this Plan or any Award Agreement, such restrictions and limitations shall apply to any shares of Common Stock acquired pursuant to the exercise of Awards and are incorporated herein by this reference.

4.2  Adjustments; Acceleration.
     -------------------------

     4.2.1  Adjustments.  Upon or in contemplation of any reclassification,
            -----------
            recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation or other reorganization; any split-up; spin-off, or similar extraordinary dividend distribution ("spin-off") in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation as an entirety ("asset sale"); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

            (a) proportionately adjust any or all of (1) the number of shares of Common Stock or the number and type of other securities that thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (3) the grant, purchase, or exercise price of any or all outstanding Awards, or (4) the securities, cash or other property deliverable upon exercise or vesting of any outstanding Awards, or

            (b) make provision for a settlement by a cash payment or for the substitution or exchange of any or all outstanding Awards for cash, securities or other property (or for other awards) based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

            The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash, securities or other property settlement. In the case of Options, but without limitation on other methodologies, the Committee may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the exercise price of the Option to the extent of the then vested and exercisable shares subject to the Option. In the case of Restricted Shares, but without limiting other methodologies, the Committee may limit the payment to either (1) the purchase price previously paid by the Participant, or
            (2) the Fair Market Value of the shares, or (3) the price to be paid in the transaction for unrestricted shares.

            The Committee may make adjustments to and/or accelerate the exercisability of Options in a manner that disqualifies the Options as Incentive Stock Options without the written consent of the Option holders affected thereby.

            In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

     4.2.2  Acceleration of Awards Upon Change in Control. Subject to Sections
            ---------------------------------------------
            4.2.3 through 4.2.6, unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Awards will not accelerate or determines that only certain or limited benefits under any or all Awards will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such event for such acceleration, then upon (or, as may be necessary to effectuate the purposes of this acceleration, immediately prior to) the occurrence of a Change in Control Event:

            (a) each Option will become immediately vested and exercisable, and

            (b)     Restricted Stock will immediately vest free of restrictions.

            The Committee may override the limitations on acceleration in this
            Section 4.2.2 by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards will comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances otherwise require, may be deemed by the Committee to occur (subject to Sections

            4.2.4 through 4.2.6) not more than 30 days before or only upon the consummation of the event. Any acceleration of an Incentive Stock Option may disqualify the Option as an Incentive Stock Option and does not require the written consent of the holder of the Option, whether or not the holder is adversely affected thereby.

     4.2.3  Possible Early Termination of Accelerated Awards. Without any
            ------------------------------------------------
            limitation on the Committee's authority under Section 4.2.1, if the vesting of any Option under this Plan has been fully accelerated as required or permitted by Section 4.2.2 but is not exercised prior to
            (a) a dissolution of the Corporation, (b) an event described in
            Section 4.2.1 that the Corporation does not survive, or (c) the consummation of a Change in Control Event approved by the Board, the Option shall terminate, subject to any provision that has been expressly made by the Board or the Committee for the survival, substitution, assumption, exchange or other settlement of the Option.

     4.2.4  Possible Rescission of Acceleration. If the vesting of an Award has
            -----------------------------------
            been accelerated in anticipation of an event or upon stockholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

     4.2.5  Pooling Exception. Any discretion with respect to the events
            -----------------
            addressed in this Section 4.2, including any acceleration of vesting, shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

     4.2.6  Golden Parachute Limitations. Unless otherwise specified in an Award
            ----------------------------
            Agreement or otherwise authorized by the Board in the specific case, no vesting of or lapse or restrictions imposed on an Award will be accelerated under this Plan to an extent or in a manner that would result in payments that are not fully deductible by the Company for federal income tax purposes because of Section 280G of the Code. If a Participant would be entitled to benefits or payments hereunder and under any other plan or program that would constitute "parachute payments" as defined in Section 280G of the Code, then the Participant may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company is not denied any federal income tax deductions for any "parachute payments" because of Section 280G of the Code.

4.3  Compliance with Laws.
     --------------------

     4.3.1  General. This Plan, the granting and vesting of Awards under this
            -------
            Plan, and the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws, and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles. The person acquiring any securities under this Plan will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

     4.3.2  Compliance with Securities Laws. No Participant shall sell, pledge
            -------------------------------
            or otherwise transfer shares of Common Stock acquired pursuant to an Award or any interest in such shares except in accordance with the express terms of this Plan and the applicable Award Agreement. Any attempted transfer in violation of this Section 4.3 shall be void and of no effect. Without in any way limiting the provisions set forth above, no Participant shall make any disposition of all or any portion of shares of Common Stock acquired or to be acquired pursuant to an Award, except in compliance with all applicable federal and state securities laws and unless and until:

            (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

            (b) such disposition is made in accordance with Rule 144 under the Securities Act; or

            (c) such Participant notifies the Corporation of the proposed disposition and furnishes the Corporation with a statement of the circumstances surrounding the proposed disposition, and, if requested by the Corporation, furnishes to the Corporation an opinion of counsel acceptable to the Corporation's counsel, that such disposition will not require registration under the Securities Act and will be in compliance with all applicable state securities laws.

            Notwithstanding anything else herein to the contrary, the Company has no obligation to register the Common Stock or file any registration statement under either federal or state securities laws, nor does the Company make any representation concerning the likelihood of a public offering of the Common Stock or any other securities of the Company.

     4.3.3  Share Legends .  All certificates evidencing shares of Common Stock
            --------------
            issued or delivered under this Plan shall bear the following legends and/or any other appropriate or required legends under applicable laws:

            "OWNERSHIP OF THIS CERTIFICATE, THE SHARES EVIDENCED BY THIS CERTIFICATE AND ANY INTEREST THEREIN ARE SUBJECT TO

            SUBSTANTIAL RESTRICTIONS ON TRANSFER UNDER APPLICABLE LAW AND UNDER AGREEMENTS WITH THE CORPORATION, INCLUDING RESTRICTIONS ON SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION."

            "THE SHARES ARE SUBJECT TO THE CORPORATION'S RIGHT OF FIRST REFUSAL AND CALL RIGHTS TO REPURCHASE THE SHARES UNDER THE CORPORATION'S STOCK INCENTIVE PLAN AND AGREEMENTS WITH THE CORPORATION THEREUNDER, COPIES OF WHICH ARE AVAILABLE FOR REVIEW AT THE OFFICE OF THE SECRETARY OF THE CORPORATION."

            "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL TO THE CORPORATION, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS."

     4.3.4  Delivery of Financial Statements. The Corporation shall deliver
            --------------------------------
            annually to Participants such financial statements of the Corporation as are required to satisfy applicable securities laws.

     4.3.5  Confidential Information. Any financial or other information
            ------------------------
            relating to the Corporation obtained by Participants in connection with or as a result of this Plan or their Awards shall be treated as confidential.

4.4  Tax Withholding.
     ---------------

     4.4.1  Tax Withholding. Upon any exercise, vesting, or payment of any Award
            ---------------
            or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to:

            (a) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment;

            (b) deduct from any amount payable to the Participant (or Personal Representative or Beneficiary, as the case may be) in cash or equivalent (in respect of an Award or otherwise) the amount of any taxes which the

                    Company may be required to withhold with respect to such Award event or payment; or

            (c) reduce the number of shares of Common Stock to be delivered by (or otherwise reacquire shares held by the Participant at least 6 months) the appropriate number of shares of Common Stock, valued at their then Fair Market Value, to satisfy the minimum withholding obligation.

            The Committee may, in its sole discretion (subject to Section 4.3), grant (either at the time of grant of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation utilize the withholding offset under clause (c) above.

            In no event will the value of shares withheld under (c) above exceed the minimum amount of required withholding under applicable law.

     4.4.2  Tax Loans. If so provided in the Award Agreement or otherwise
            ---------
            authorized by the Committee, the Corporation may, to the extent permitted by law, authorize a loan to an Eligible Person in the amount of any taxes that the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Section
            4.4.1. Such a loan will be for a term not greater than 12 months and at a rate of interest and pursuant to such other terms and conditions as the Corporation may establish, subject to compliance with applicable law. Such a loan need not otherwise comply with the provisions of Section 2.3.3.

4.5  Plan and Award Amendments, Termination and Suspension.
     -----------------------------------------------------

     4.5.1  Board Authorization. The Board may, at any time, terminate or, from
            -------------------
            time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan. Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination or suspension of this Plan may extend beyond the date of such termination or suspension, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, will continue during any suspension of this Plan and in respect of Awards outstanding upon or following the termination of this Plan.

     4.5.2  Stockholder Approval. This Plan and any amendment to this Plan shall
            --------------------
            be subject to stockholder approval to the extent then required under
            Section 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board.

     4.5.3  Amendments to Awards. Without limiting any other express authority
            --------------------
            of the Committee under but subject to the express limits of this Plan, the Committee by resolution or otherwise may make changes to the terms and conditions of Awards and the Plan.

     4.5.4  Limitations on Amendments to Plan and Awards.  The Board and the
            --------------------------------------------
            Committee may not, without the written consent of the Participant affected thereby, amend, terminate or suspend this Plan in any manner materially adverse to the Participant's rights or benefits under an outstanding Award or amend the Participant's Award in any manner materially adverse to the Participant's rights or benefits thereunder. Changes contemplated by Section 4.2 or Section 4.5.5 do not and will not be deemed to constitute changes or amendments for purposes of this Section 4.5.

4.6  Privileges of Stock Ownership.  Except as otherwise expressly authorized by
     -----------------------------
     the Committee or this Plan or in the Award Agreement, a Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

4.7  Effective Date of the Plan.  This Plan is effective upon the date of its
     --------------------------
     approval by the Board (the "Effective Date"), subject to approval by the stockholders of the Corporation within twelve months after the date of Board approval.

4.8  Term of the Plan.  Unless earlier terminated by the Board, this Plan will
     ----------------
     terminate at the close of business on the day before the 10th anniversary of the Effective Date.

4.9  Governing Law/Severability.
     --------------------------

     4.9.1  Choice of Law. This Plan, the Awards, all documents evidencing
            -------------
            Awards and all other related documents will be governed by, and construed in accordance with, the laws of the state of Delaware.

     4.9.2  Severability. If it is determined that any provision of this Plan or
            ------------
            an Award Agreement is invalid and unenforceable, the remaining provisions of this Plan and/or the Award Agreement, as applicable, will continue in effect provided that the essential economic terms of this Plan and the Award can still be enforced.

4.10 Captions.  Captions and headings are given to the sections and subsections
     --------
     of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

4.11 Non-Exclusivity of Plan.  Nothing in this Plan will limit or be deemed to
     -----------------------
     limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

4.12 No Restriction on Corporate Powers.  The existence of the Plan, the Award
     ----------------------------------
     Agreements, and the Awards granted hereunder, shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the

     Corporation's or any Subsidiary's capital structure or its business; (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary; (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Corporation's capital stock or the rights thereof; (d) any dissolution or liquidation of the Corporation or any Subsidiary; (e) any sale or transfer of all or any part of the Corporation or any Subsidiary's assets or business; or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No Participant, Beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

4.13 Other Company Compensation or Benefit Programs.  Payments and other
     -----------------------------------------------
     benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or any Subsidiary.

5.   Definitions.
     -----------

"Award" means an award of any Option or Restricted Stock, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

"Award Agreement" means any writing, approved by the Committee, setting forth the terms of an Award that has been duly authorized and approved.

"Award Date" means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the grant of the Award.

"Beneficiary" means the person, persons, trust or trusts designated by a Participant, or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan if the Participant dies, and means the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

"Board" means the Board of Directors of the Corporation.

"Cause" with respect to a Participant means (unless otherwise expressly provided in the applicable Award Agreement, or another applicable contract with the Participant that defines such term for purposes of determining the effect that a "for cause" termination has on the Participant's stock options and/or restricted stock awards) a termination of employment or service based upon a finding by the Company, acting in good faith and based on its reasonable belief at the time, that the Participant:

     (a) has been negligent in the discharge of his or her duties to the Company, has refused to perform stated or assigned duties or is incompetent in or (other than by reason of a disability or analogous condition) incapable of performing those duties; or

     (b) has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; or

     (c) has breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Company or an affiliate; or has been convicted of, or plead guilty or nolo contendere to, a felony or misdemeanor (other than minor traffic violations or similar offenses); or

     (d) has materially breached any of the provisions of any agreement with the Company or an affiliated entity; or

     (e) has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Company or an affiliate; or

     (f) has improperly induced a vendor or customer to break or terminate any contract with the Company or an affiliate or induced a principal for whom the Company or an affiliate acts as agent to terminate such agency relationship.

A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Committee) on the date on which the Company first delivers written notice to the Participant of a finding of termination for Cause.

"Change in Control Event" means any of the following:

     (a) Approval by the Board and by stockholders of the Corporation (or, if no stockholder approval is required, by the Board alone) of the dissolution or liquidation of the Corporation, other than in the context of a transaction that does not constitute a Change in Control Event under clause (b) below;

     (b) Consummation of a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Corporation's business and/or assets as an entirety to, one or more entities that are not Subsidiaries or other affiliates of the Company (a "Business Combination"), unless (1) as a result of the Business Combination,
                         ------
          more than 50% of the outstanding voting power generally in the election of directors of the surviving or resulting entity or a parent thereof (the "Successor Entity") immediately after the reorganization are, or will be, owned, directly or indirectly, by holders of the Corporation's voting securities immediately before the Business Combination; and (2) no "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), excluding the Successor Entity or an Excluded Person, beneficially owns, directly or indirectly, more than 50% of the outstanding shares or the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business Combination, except to the extent that such ownership existed prior to the Business Combination; or

     (c) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than an Excluded Person becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation, other than as a result of (1) an acquisition directly from the Company, (2) an acquisition by the Company, or (3) an acquisition by an entity pursuant to a transaction which is expressly excluded under clause (b) above.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Commission" means the Securities and Exchange Commission.

"Committee" means the Board or one or more committees of director(s) appointed by the Board to administer all or certain aspects of this Plan, each committee to be comprised solely of one or more directors or such greater number of directors as may be required under applicable law.

"Common Stock" means the shares of the Corporation's Common Stock, $0.001 par value, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under
Section 4.2 of this Plan.

"Company" means the Corporation and its Subsidiaries.

"Corporation" means MindArrow Systems, Inc., a Delaware corporation, and its successors.

"Eligible Employee" means an officer (whether or not a director) or employee of the Company.

"Eligible Person" means an Eligible Employee, or any Other Eligible Person, designated by the Committee in its discretion.

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

"Excluded Person" means (a) any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act, (b) the Company, (c) an employee benefit plan (or related trust) sponsored or maintained by the Company or the Successor Entity, or (d) any person who is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 25% of the Common Stock on the Effective Date (or an affiliate, successor, heir, descendant, or related party of or to such person).

"Fair Market Value" on any date means:

     (a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western

          Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares;

     (b) if the stock is not listed or admitted to trade on a national securities exchange, the last/closing price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information;

     (c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or

     (d) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

     Any determination as to fair market value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons.

"Incentive Stock Option" means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

"Nonqualified Stock Option" means an Option that is not an incentive stock option within the meaning of Section 442 of the code and includes an Option designated as a Nonqualified Stock Option and any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof.

"Option" means an option to purchase Common Stock granted under this Plan. The Committee will designate any Option granted to an employee of the Corporation or a Subsidiary as a Nonqualified Stock Option or an Incentive Stock Option.

"Other Eligible Person" means any director of, or any individual consultant or advisor who renders or has rendered bona fide services (other than services in
                                    ---- ----
connection with the offering or sale of securities of the Company in a capital raising transaction or as a market maker or promoter of the Company's securities) to, the Company, and who is selected to participate in this Plan by the Committee. An advisor or consultant may be selected as an Other Eligible Person only if such person's participation in this Plan would not adversely affect (a) the Corporation's eligibility to rely on the Rule 701 from registration under the Securities Act for the offering of shares issuable under this Plan by the Company, or (b) the Corporation's compliance with any other applicable laws.

"Participant" means an Eligible Person who has been granted and holds an Award under this Plan.

"Personal Representative" means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

"Plan" means this MindArrow Systems, Inc. 2000 Stock Incentive Plan, as it may hereafter be amended from time to time.

"Public Offering Date" means the date the Common Stock is first registered under the Exchange Act and listed or quoted on a recognized national securities exchange or in the NASDAQ National Market Quotation System.

"Restricted Shares" or "Restricted Stock" means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, to the extent such remain unvested and restricted under the terms of the applicable Award Agreement.

"Retirement" means retirement with the consent of the Company or, from active service as an employee or officer of the Company on or after attaining (a) age 55 with ten or more years of employment with the Company, or (b) age 65.

"Securities Act" means the Securities Act of 1933, as amended from time to time.

"Severance Date" means (a) in the case of an Award granted to an Eligible Employee, the date the Eligible Employee's employment by the Company terminates for any reason whatsoever, (b) in the case of an Award granted to an Other Eligible Person who is a director of the Corporation, the date the director ceases to be a director of the Corporation for any reason whatsoever, or (c) in the case of any other Other Eligible Person, the date the person's services to the Company terminate for any reason whatsoever.

"Severance Date" means the date the Participant's employment by or services to the Company terminate (for any reason whatsoever).

"Subsidiary" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned, directly or indirectly, by the Corporation.

"Total Disability" means a "total and permanent disability" within the meaning of Section 22(e)(3) of the Code and, with respect to Awards other than Incentive Stock Options, such other disabilities, infirmities, afflictions, or conditions as the Committee may include.

                        REVOCABLE PROXY FOR COMMON STOCK

                            MINDARROW SYSTEMS, INC.

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
              FOR ANNUAL MEETING OF SHAREHOLDERS, AUGUST 30, 2001

  The undersigned shareholder(s) of MindArrow Systems, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated July 20, 2001, and hereby appoints Robert I. Webber and Michael R. Friedl, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of MindArrow Systems, Inc., to be held on August 30, 2001, at 10:00 a.m., local time, at MindArrow's principal executive offices located at 101 Enterprise, Suite 340, Aliso Viejo, California 92656 and at any adjournment(s) thereof, on all matters coming before said meeting.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

  1. Election of Directors

       [_] VOTE FOR all nominees   [_] VOTE WITHHELD from all nominees

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

        Thomas J. Blakeley    Robert I. Webber   Bruce Maggin

  2. Approval of amendments to the Company's 2000 Stock Option Plan to increase the aggregate share limit under that plan by an additional 1,000,000 shares, from 1,000,000 shares to 2,000,000 shares, and (2) to increase the annual individual award grant limit under that plan by an additional 900,000 shares, from 100,000 shares to 1,000,000 shares.

        [_] FOR               [_] AGAINST        [_] ABSTAIN

                  (Continued and to be signed on reverse side)




  3. In their discretion, upon such other business as may properly come before the meeting or at any adjournment thereof.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY
  BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY NOMINEE BECOMES UNAVAILABLE FOR ANY REASON,
 THE PERSONS NAMED AS PROXIES SHALL VOTE FOR THE ELECTION OF SUCH OTHER PERSON
         AS THE BOARD OF DIRECTORS MAY PROPOSE TO REPLACE SUCH NOMINEE.


                                           (This proxy should be marked,
                                           dated, signed by the stockholder(s)
                                           exactly as his or her name appears
                                           hereon, and returned promptly in
                                           the enclosed envelope. Persons
                                           signing in a fiduciary capacity
                                           should so indicate. If shares are
                                           held by joint tenants or as
                                           community property, both should
                                           sign. If signing in any other
                                           capacity, please indicate your full
                                           title.)


                                           ____________________________________
                                                        Signature
                                           ____________________________________
                                                        Signature
                                           Date________________________________

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                    ENVELOPE

                  REVOCABLE PROXY FOR SERIES B PREFERRED STOCK

                            MINDARROW SYSTEMS, INC.

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
              FOR ANNUAL MEETING OF SHAREHOLDERS, AUGUST 30, 2001

  The undersigned shareholder(s) of MindArrow Systems, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated July 20, 2001, and hereby appoints Robert I. Webber and Michael R. Friedl, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of MindArrow Systems, Inc., to be held on August 30, 2001, at 10:00 a.m., local time, at MindArrow's principal executive offices located at 101 Enterprise, Suite 340, Aliso Viejo, California 92656 and at any adjournment(s) thereof, on all matters coming before said meeting.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

  1. Election of Directors

       [_] VOTE FOR all nominees    [_] VOTE WITHHELD from all nominees

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

        Joel Schoenfeld (Series B Preferred Nominee)

        Thomas J. Blakeley    Robert I. Webber   Bruce Maggin

  2. Approval of amendments to the Company's 2000 Stock Option Plan (1) to increase the aggregate share limit under that plan by an additional 1,000,000 shares, from 1,000,000 shares to 2,000,000 shares, and (2) to increase the annual individual award grant limit under that plan by an additional 900,000 shares, from 100,000 shares to 1,000,000 shares.

        [_] FOR               [_] AGAINST        [_] ABSTAIN

                  (Continued and to be signed on reverse side)




  3. In their discretion, upon such other business as may properly come before the meeting or at any adjournment thereof.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY
  BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY NOMINEE BECOMES UNAVAILABLE FOR ANY REASON,
 THE PERSONS NAMED AS PROXIES SHALL VOTE FOR THE ELECTION OF SUCH OTHER PERSON
         AS THE BOARD OF DIRECTORS MAY PROPOSE TO REPLACE SUCH NOMINEE.


                                           (This proxy should be marked,
                                           dated, signed by the stockholder(s)
                                           exactly as his or her name appears
                                           hereon, and returned promptly in
                                           the enclosed envelope. Persons
                                           signing in a fiduciary capacity
                                           should so indicate. If shares are
                                           held by joint tenants or as
                                           community property, both should
                                           sign. If signing in any other
                                           capacity, please indicate your full
                                           title.)


                                           ____________________________________
                                                        Signature
                                           ____________________________________
                                                        Signature
                                           Date________________________________

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                    ENVELOPE

                  REVOCABLE PROXY FOR SERIES C PREFERRED STOCK

                            MINDARROW SYSTEMS, INC.

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
              FOR ANNUAL MEETING OF SHAREHOLDERS, AUGUST 30, 2001

  The undersigned shareholder(s) of MindArrow Systems, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated July 20, 2001, and hereby appoints Robert I. Webber and Michael R. Friedl, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of MindArrow Systems, Inc., to be held on August 30, 2001, at 10:00 a.m., local time, at MindArrow's principal executive offices located at 101 Enterprise, Suite 340, Aliso Viejo, California 92656 and at any adjournment(s) thereof, on all matters coming before said meeting.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

  1. Election of Directors

       [_] VOTE FOR all nominees    [_] VOTE WITHHELD from all nominees

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

          Thomas C. Quick                         Joseph N. Matlock, Jr.
   (Series C Preferred Nominee)                (Series C Preferred Nominee)

         Thomas J. Blakeley       Robert I. Webber       Bruce Maggin

  2. Approval of an amendment to the Company's 2000 Stock Option Plan (1) to increase the aggregate share limit under that plan by an additional 1,000,000 shares, from 1,000,000 shares to 2,000,000 shares, and (2) to increase the annual individual award grant limit under that plan by an additional 900,000 shares, from 100,000 shares to 1,000,000 shares.

        [_] FOR               [_] AGAINST        [_] ABSTAIN

                  (Continued and to be signed on reverse side)




  3. In their discretion, upon such other business as may properly come before the meeting or at any adjournment thereof.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY
  BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY NOMINEE BECOMES UNAVAILABLE FOR ANY REASON,
 THE PERSONS NAMED AS PROXIES SHALL VOTE FOR THE ELECTION OF SUCH OTHER PERSON
         AS THE BOARD OF DIRECTORS MAY PROPOSE TO REPLACE SUCH NOMINEE.


                                           (This proxy should be marked,
                                           dated, signed by the stockholder(s)
                                           exactly as his or her name appears
                                           hereon, and returned promptly in
                                           the enclosed envelope. Persons
                                           signing in a fiduciary capacity
                                           should so indicate. If shares are
                                           held by joint tenants or as
                                           community property, both should
                                           sign. If signing in any other
                                           capacity, please indicate your full
                                           title.)

                                           ____________________________________
                                                        Signature
                                           ____________________________________
                                                        Signature

                                           Date________________________________

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                    ENVELOPE